INDENTURE

                                     between

                         SMS STUDENT LOAN TRUST 1996-A,
                                    as Issuer

                                       and

                             BANKERS TRUST COMPANY,
                       not in its individual capacity but
                           solely as Indenture Trustee

                            Dated as of April 1, 1996
















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                                TABLE OF CONTENTS

                                                                        Page

                                    ARTICLE I

                              Definitions and Usage

         SECTION 1.01.  Definitions and Usage............................  2
         SECTION 1.02.  Incorporation by Reference of Trust
                  Indenture Act..........................................  3

                                   ARTICLE II

                                    The Notes

         SECTION 2.01.  Form.............................................  3
         SECTION 2.02.  Execution, Authentication and Delivery...........  4
         SECTION 2.03.  Temporary Notes..................................  4
         SECTION 2.04.  Registration; Registration of Transfer
                  and Exchange............................................ 5
         SECTION 2.05.  Mutilated, Destroyed, Lost or Stolen
                  Notes................................................... 7
         SECTION 2.06.  Persons Deemed Owner.............................. 9
         SECTION 2.07.  Payment of Principal and Interest;
                  Defaulted Interest; Noteholders' Interest
                  Rate Index Carryover...................................  9
         SECTION 2.08.  Cancellation..................................... 11
         SECTION 2.09.  Release of Collateral............................ 11
         SECTION 2.10.  Book-Entry Notes................................. 11
         SECTION 2.11.  Notices to Clearing Agency....................... 12
         SECTION 2.12.  Definitive Notes................................. 13
         SECTION 2.13.  Disposition of Company Note...................... 13

                                   ARTICLE III

                                    Covenants
         SECTION 3.01.  Payment to Noteholders........................... 13
         SECTION 3.02.  Maintenance of Office or Agency.................. 14
         SECTION 3.03.  Money for Payments To Be Held in Trust........... 14
         SECTION 3.04.  Existence........................................ 16
         SECTION 3.05.  Protection of Indenture Trust Estate............. 16
         SECTION 3.06.  Opinions as to Indenture Trust Estate............ 17
         SECTION 3.07.  Performance of Obligations; Servicing of
                                    Student Loans........................ 18
         SECTION 3.08.  Negative Covenants............................... 20
         SECTION 3.09.  Annual Statement as to Compliance................ 21
         SECTION 3.10.  Issuer May Consolidate, etc., Only on
                  Certain Terms.......................................... 22
         SECTION 3.11.  Successor or Transferee.......................... 23
         SECTION 3.12.  No Other Business................................ 24
         SECTION 3.13.  No Borrowing..................................... 24
         SECTION 3.14.  Obligations of Servicer and
                  Administrator.......................................... 24


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         SECTION 3.15.  Guarantees, Loans, Advances and Other
                  Liabilities............................................ 24
         SECTION 3.16.  Capital Expenditures............................. 24
         SECTION 3.17.  Restricted Payments.............................. 24
         SECTION 3.18.  Notice of Events of Default...................... 25
         SECTION 3.19.  Further Instruments and Acts..................... 25
         SECTION 3.20.  Removal of Administrator......................... 25

                                   ARTICLE IV

                           Satisfaction and Discharge

         SECTION 4.01.  Satisfaction and Discharge of Indenture.......... 26
         SECTION 4.02.  Application of Trust Money....................... 27
         SECTION 4.03.  Repayment of Moneys Held by Paying Agent
                   ...................................................... 27
         SECTION 4.04.  Auction of Financed Student Loans................ 28

                                    ARTICLE V

                                    Remedies

         SECTION 5.01.  Events of Default................................ 28
         SECTION 5.02.  Acceleration of Maturity; Rescission and
                                    Annulment............................ 30
         SECTION 5.03.  Collection of Indebtedness and Suits for
                                    Enforcement by Indenture Trustee..... 30
         SECTION 5.04.  Remedies; Priorities............................. 33
         SECTION 5.05.  Optional Preservation of the Indenture
                  Trust Estate........................................... 35
         SECTION 5.06.  Limitation of Suits.............................. 36
         SECTION 5.07.  Unconditional Rights of Noteholders To
                  Receive Principal and Interest......................... 36
         SECTION 5.08.  Restoration of Rights and Remedies............... 37
         SECTION 5.09.  Rights and Remedies Cumulative................... 37
         SECTION 5.10.  Delay or Omission Not a Waiver................... 37
         SECTION 5.11.  Control by Noteholders........................... 37
         SECTION 5.12.  Waiver of Past Defaults.......................... 38
         SECTION 5.13.  Undertaking for Costs............................ 38
         SECTION 5.14.  Waiver of Stay or Extension Laws................. 39
         SECTION 5.15.  Action on Notes.................................. 39
         SECTION 5.16.  Performance and Enforcement of Certain
                  Obligations............................................ 39







                                   ARTICLE VI

                              The Indenture Trustee



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         SECTION 6.01.  Duties of Indenture Trustee.......................40
         SECTION 6.02.  Rights of Indenture Trustee...................... 42
         SECTION 6.03.  Individual Rights of Indenture Trustee........... 43
         SECTION 6.04.  Indenture Trustee's Disclaimer................... 43
         SECTION 6.05.  Notice of Defaults............................... 43
         SECTION 6.06.  Reports by Indenture Trustee to
                  Noteholders............................................ 43
         SECTION 6.07.  Compensation and Indemnity....................... 44
         SECTION 6.08.  Replacement of Indenture Trustee................. 45
         SECTION 6.09.  Successor Indenture Trustee by Merger............ 46
         SECTION 6.10.  Appointment of Co-Trustee or Separate
                  Trustee................................................ 46
         SECTION 6.11.  Eligibility; Disqualification.................... 48
         SECTION 6.12.  Preferential Collection of Claims
                  Against Issuer......................................... 48

                                   ARTICLE VII

                         Noteholders' Lists and Reports

         SECTION 7.01.  Issuer To Furnish Indenture Trustee
                  Names and Addresses of Noteholders..................... 48
         SECTION 7.02.  Preservation of Information;
                  Communications to Noteholders.......................... 49
         SECTION 7.03.  Reports by Issuer................................ 49

                                  ARTICLE VIII

                      Accounts, Disbursements and Releases

         SECTION 8.01.  Collection of Money.............................. 50
         SECTION 8.02.  Trust Accounts................................... 50
         SECTION 8.03.  General Provisions Regarding Accounts............ 54
         SECTION 8.04.  Release of Indenture Trust Estate................ 55
         SECTION 8.05.  Opinion of Counsel............................... 56

                                   ARTICLE IX

                             Supplemental Indentures

         SECTION 9.01.  Supplemental Indentures Without Consent
                                    of Noteholders....................... 56
         SECTION 9.02.  Supplemental Indentures with Consent of
                                    Noteholders.......................... 58
         SECTION 9.03.  Execution of Supplemental Indentures............. 60
         SECTION 9.04.  Effect of Supplemental Indenture................. 60
         SECTION 9.05.  Conformity with Trust Indenture Act.............. 60
         SECTION 9.06.  Reference in Notes to Supplemental
                  Indentures............................................. 60

                                    ARTICLE X

                               Redemption of Notes



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         SECTION 10.01.  Redemption...................................... 61
         SECTION 10.02.  Form of Redemption Notice....................... 62
         SECTION 10.03.  Notes Payable on Redemption Date................ 62

                                   ARTICLE XI

                                  Miscellaneous

         SECTION 11.01.  Compliance Certificates and Opinions............ 62
         SECTION 11.02.  Form of Documents Delivered to
                  Indenture Trustee...................................... 65
         SECTION 11.03.  Acts of Noteholders............................. 66
         SECTION 11.04.  Notices to Indenture Trustee, Issuer
                  and Rating Agencies.................................... 66
         SECTION 11.05.  Notices to Noteholders; Waiver.................. 67
         SECTION 11.06.  Alternate Payment and Notice
                  Provisions............................................. 68
         SECTION 11.07.  Conflict with Trust Indenture Act............... 68
         SECTION 11.08.  Effect of Headings and Table of
                  Contents............................................... 68
         SECTION 11.09.  Successors and Assigns.......................... 68
         SECTION 11.10.  Separability.................................... 69
         SECTION 11.11.  Benefits of Indenture........................... 69
         SECTION 11.12.  [RESERVED]...................................... 69
         SECTION 11.13.  Governing Law................................... 69
         SECTION 11.14.  Counterparts.................................... 69
         SECTION 11.15.  Recording of Indenture.......................... 69
         SECTION 11.16.  Trust Obligations............................... 69
         SECTION 11.17.  No Petition..................................... 70
         SECTION 11.18.  Inspection...................................... 70


SCHEDULE I -   Class A-1 Planned Principal Balances
EXHIBIT A-1 -  Form of Class A-1 Note
EXHIBIT A-2 -  Form of Class A-2 Note
EXHIBIT A-3 -  Form of Subordinate Note
EXHIBIT B-1 -  Class A-1 Depository Agreement
EXHIBIT B-2 -  Class A-2 Depository Agreement
EXHIBIT B-3 -  Subordinate Note Depository Agreement
EXHIBIT C   -  Form of Transferor Certificate
EXHIBIT D   -  Form of Investment Letter


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         INDENTURE  dated as of April 1, 1996,  between SMS  STUDENT  LOAN TRUST
1996-A, a Delaware trust (the "Issuer"), and BANKERS TRUST COMPANY, a New York banking corporation, as trustee and not in its individual capacity (the "Indenture Trustee").

         Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the holders of the Issuer's Class A-1 Floating Rate Asset Backed Senior Notes (the "Class A-1 Notes"), Class A-2 Floating Rate Asset Backed Senior Notes (the "Class A-2 Notes" and, together with the Class A-1 Notes, the "Senior Notes") and Floating Rate Asset Backed Subordinate Notes (the "Subordinate Notes" and, together with the Senior Notes, the "Notes"):


                                 GRANTING CLAUSE

         The Issuer (and, with respect to the Financed Student Loans, the Eligible Lender Trustee) hereby Grants to the Indenture Trustee at the Closing Date, as trustee for the benefit of the Noteholders, all the Issuer's right, title and interest in and to the following:

                  (a) the Financed Student Loans, and all obligations of the Obligors thereunder including all moneys paid thereunder on or after the Cutoff Date (or, in the case of New Loans or Serial Loans, on and after the related Subsequent Cutoff Date, in the case of Consolidation Loans, on and after the related date of origination, in the case of Consolidation Loans the principal balances of which have been increased by the principal balances of any related Add-on Consolidation Loans, on and after the related Add-on Consolidation Loan Funding Date, and in the case of Qualified Substitute Student Loans, on and after the date of assignment thereof to the Issuer);

                  (b) the Loan Sale Agreement, including the right of the Issuer to cause the Seller to repurchase or substitute for, Financed Student Loans from the Issuer under circumstances described therein;

                  (c) the Servicing Agreement, including the right of the Issuer to cause the Servicer to purchase Financed Student Loans from the Issuer under the circumstances described therein;

                  (d) each Guarantee Agreement, including the right of the Issuer to cause the related Guarantor to make Guarantee Payments in respect of the Financed Student Loans;



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                  (e) all  funds  on  deposit  from  time  to time in the  Trust
         Accounts, including the Reserve Account Initial Deposit, and in all investments and proceeds thereof (including all income thereon); and

                  (f) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").

         The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

         The Indenture Trustee, as Indenture Trustee on behalf of the Noteholders, acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Noteholders may be adequately and effectively protected.


                                    ARTICLE I

                              Definitions and Usage

         SECTION 1.01. Definitions and Usage. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not defined herein are defined in Appendix A to the Administration Agreement, dated as of April 1, 1996, among the Issuer, USA Group Secondary Market Services, Inc., as Administrator, and the Indenture Trustee, which also contains rules as to usage that shall be applicable herein.

         SECTION 1.02. Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

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         "Commission" means the Securities and Exchange Commission.

         "indenture securities" means the Notes.

         "indenture security holder" means a Noteholder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means the Indenture Trustee.

         "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.


                                   ARTICLE II

                                    The Notes

         SECTION 2.01. Form. The Class A-1 Notes, the Class A-2 Notes and the Subordinate Notes, together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibits A-1, A-2 and A-3, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

         The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

         Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibits A-1, A-2 and A-3 are part of the terms of this Indenture.

         SECTION 2.02. Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized
Officer on the Notes may be manual or facsimile.

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         Notes bearing the manual or facsimile signature of individuals who were
at  any  time  Authorized   Officers  of  the  Issuer  shall  bind  the  Issuer,
notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         The Indenture Trustee shall upon Issuer Order authenticate and deliver Class A-1 Notes for original issue in an aggregate principal amount of $194,576,000, Class A-2 Notes for original issue in the aggregate principal amount of 79,098,000 and Subordinate Notes for original issue in an aggregate principal amount of $9,926,000. The aggregate principal amount of Class A- 1 Notes, Class A-2 Notes and Subordinate Notes outstanding at any time may not exceed such respective amounts except as provided in Section 2.05.

         Each Note shall be dated the date of its authentication. The Senior Notes shall be issuable as registered Notes in the minimum denomination of $1,000 and in integral multiples of $1,000 in excess thereof. The Subordinated Notes shall be issuable as registered Notes in the minimum denomination of $250,000 and in integral multiples of $1,000 in excess thereof except for the Company Note.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         SECTION 2.03. Temporary Notes. Pending the preparation of Definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

         If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.02, without charge to the Noteholder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture

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Trustee shall  authenticate  and deliver in exchange  therefor a like  principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

         SECTION 2.04. Registration; Registration of Transfer and Exchange. The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe and the restrictions on transfers of the Subordinate Notes set forth herein, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee shall be "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

         If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Noteholders and the principal amounts and number of such Notes.

         Subject to the restrictions and limitations set forth below, upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.02, if the requirements of
Section 8-401(1) of the UCC are met, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes in any authorized denominations, of a like aggregate principal amount.

         The Subordinate Notes have not been and will not be registered under the Securities Act and will not be listed on any exchange. No transfer of a Subordinate Note shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws. In the event that a transfer of a Subordinate Note is to be made in reliance upon an exemption from the Securities Act and state securities laws, in order to assure compliance with the Securities Act and such laws, the Noteholder desiring to effect such transfer and such Noteholder's prospective transferee shall each certify to the

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Indenture  Trustee and the Issuer in writing the facts  surrounding the transfer in substantially the forms set forth in Exhibit C (the "Transferor Certificate") and Exhibit D (the "Investment Letter"). No transfer of a Subordinate Note shall be made unless the proposed transferee has confirmed that it is a "qualified institutional buyer" defined in Rule 144A under the Securities Act. In the event of a transfer of a Subordinate Note to a "qualified institutional buyer" that is not made in reliance on Rule 144A, there shall also be delivered to the Indenture Trustee an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act and state securities laws, which Opinion of Counsel shall not be an expense of the Issuer, the Eligible Lender Trustee or the Indenture Trustee (unless it is the transferee from whom such opinion is to be obtained) or of the Seller; provided that such opinion of counsel in respect of the applicable state securities laws may be a memorandum of law rather than an opinion if such counsel is not licensed in the applicable jurisdiction. The Seller shall cause the Administrator to provide to any Noteholder and any prospective transferee of a Subordinate Note designated by any such Noteholder information necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Subordinate Note without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. Each Noteholder desiring to effect such a transfer of a Subordinate Note shall, and does hereby agree to, indemnify the Issuer, the Eligible Lender Trustee, the Indenture Trustee and the Seller against any liability that may result if the transfer is not so exempt or is not made in accordance with federal and state securities laws.

         Neither the Indenture Trustee nor the Note Registrar shall have any responsibility to monitor or restrict the transfer of beneficial ownership in any Subordinate Note an interest in which is transferable through the facilities of the Clearing Agency.

         The Issuer shall cause each Subordinate Note to contain a legend stating that transfer of the Subordinate Notes is subject to certain restrictions and referring prospective purchasers of the Notes to this Section
2.04 with respect to such restrictions.

         At the option of the Noteholder, Notes may be exchanged for other Notes in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401(1) of the UCC are met, the Issuer shall execute, and the Indenture Trustee shall authenticate and, the Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

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         All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

         Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Note Registrar duly executed by the Noteholder thereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

         No service charge shall be made to a Noteholder for any registration of transfer or exchange of Notes, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.03 or 9.06 not involving any transfer.

         The preceding provisions of this Section notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to the Note.

         SECTION 2.05. Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same category; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within 15 days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

         Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Noteholder thereof of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

         Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         SECTION 2.06. Persons Deemed Owner. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of, interest (and any Noteholders' Interest Rate Index Carryover), if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         SECTION 2.07. Payment of Principal and Interest; Defaulted Interest; Noteholders' Interest Rate Index Carryover. (a) The Notes shall accrue interest as provided in the forms of Class A-1 Note, Class A-2 Note and Subordinate Note set forth in Exhibits A-1, A-2 and A-3, respectively, and such interest shall be payable (i) in the case of the LIBOR Based Notes, on each Monthly Payment Date as specified therein and (ii) in the case of the Class A-1 Notes, on each Quarterly Payment Date as specified therein, subject, in each case, to Section
3.01. Any installment of interest (and any Noteholders' Interest Rate Index Carryover) or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Monthly Payment Date or Quarterly Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Quarterly Payment Date or on the Class A-1 Note Final Maturity Date, the Class A-2 Note Final Maturity Date or the Subordinate Note Final Maturity Date, as the case may be, which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.03.

         (b) The principal of each Note shall be payable in installments on each Quarterly Payment Date as provided in the forms of the Class A-1 Notes, Class A-2 Notes and Subordinate Note set forth in Exhibits A-1, A-2 and A-3, respectively. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Noteholders of the Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.02. All principal payments on each class of Notes shall be made pro rata to the Noteholders of such class. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Quarterly Payment Date on which the Issuer expects that the final installment of principal of and interest (and any Noteholders' Interest Rate Index Carryover) on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Quarterly Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.02.

         (c) If the Issuer defaults in a payment of interest on the Notes, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable Note Interest Rate in any lawful manner. The Issuer may pay such defaulted interest to the persons who are Noteholders on a subsequent special record date, which date shall be at least five Business Days prior to the payment date. The Issuer shall fix or cause to be fixed any such special record date and payment date, and, at least 15 days before any such special record date, the Issuer shall mail to the Indenture Trustee a notice which the Indenture Trustee will, as soon as practicable, distribute to each Noteholder that states the special record date, the payment date and the amount of defaulted interest to be paid.

         (d) The Class A-1 Noteholders' Interest T-Bill Carryover on each Quarterly Payment Date and the Class A-2 Noteholders' Interest LIBOR Carryover and the Subordinate Noteholders' Interest LIBOR Carryover on each Monthly Payment Date including, in the case of the Class A-1 Noteholders' Interest T-Bill Carryover all such unpaid carryover for prior Quarterly Payment Dates and interest accrued thereon at the Class A-1 T-Bill Note Rate for each applicable Quarterly Interest Period and including, in the case of the Class A-2 Noteholders' Interest LIBOR Carryover and Subordinate Noteholders' Interest LIBOR Carryover, all such unpaid carryover from prior Monthly Payment Dates and interest accrued therein at the Class A-2 Note LIBOR Rate and Subordinate Note LIBOR Rate, as applicable, for the applicable LIBOR Reset Period, shall be payable on each Quarterly Payment Date solely to the extent of funds required and available to be distributed to Noteholders by the Indenture Trustee pursuant to Section 2(e)(ii)(b) (iii) of the Administration Agreement (and shall be allocated among the classes of Notes as provided in Section 8.02(f)). Any Noteholders' Interest Rate Index Carryover for a class of Notes, if any, payable with respect to such class of Notes on the applicable Quarterly Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the applicable Record Date by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12, with respect to the Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.03.

         SECTION 2.08.  Cancellation.  All Notes surrendered for
payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly
cancelled by the Indenture Trustee.  The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time, unless the Issuer shall direct by an Issuer Order that they be returned to it and so long as such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

         SECTION 2.09. Release of Collateral. Subject to Section 11.01 and the terms of the Basic Documents, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officers' Certificate of the Issuer, an Opinion of Counsel and Independent Certificates in accordance with TIA ss.ss. 314(c) and 314(d)(1) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates.

         SECTION 2.10. Book-Entry Notes. The Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner will receive a Definitive Note (as defined below) representing such Note Owner's interest in such Note, except as provided in
Section 2.12. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Note Owners pursuant to Section 2.12:

                         (i the provisions of this Section shall be in full force and effect;

                        (ii the Note Registrar and the Indenture Trustee may deal with the Clearing Agency for all purposes (including the payment of principal of and interest and other amounts on the Notes) as the authorized representative of the Note Owners;

                       (iii to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

                        (iv the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants pursuant to the Note Depository Agreement. Unless and until Definitive Notes are issued pursuant to
Section 2.12, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest and other amounts on the Notes to such Clearing Agency Participants; and

                         (v whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders of Notes evidencing a specified percentage of the Outstanding Amount of the Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

         SECTION 2.11. Notices to Clearing Agency. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.12, the Indenture Trustee shall give all such notices and communications specified herein to be given to Noteholders to the Clearing Agency.

         SECTION 2.12. Definitive Notes. If (i) the Administrator advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Notes, and the Administrator is unable to locate a qualified successor, (ii) the Administrator at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, a Servicer Default or an Administrator Default, Note Owners representing beneficial interests aggregating at least a majority of the Outstanding Amount of the Notes advise the Clearing Agency (which shall then notify the Indenture Trustee) in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Note Owners, then the Indenture Trustee will cause the Clearing Agency to notify all Note Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the

Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the holders of the Definitive Notes as Noteholders.

         SECTION 2.13. Disposition of Company Note. On and after the Closing Date, the Company shall retain the Company Note. Any attempt by the Company to transfer the Company Note shall be void. The Company Note (and any Note issued in exchange therefore) shall contain a legend stating "THIS NOTE IS NONTRANSFERABLE."


                                   ARTICLE III

                                    Covenants

         SECTION 3.01. Payment to Noteholders. The Issuer will duly and punctually pay the principal of (subject to the parenthetical in the following sentence), interest, if any, on and any Noteholders' Interest Rate Index Carryover (but only to the extent provided in Sections 2.07(d) and 8.02(f)) with respect to the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, subject to Section 8.02(f), the Issuer will cause to be distributed that portion of the amounts on deposit in the Trust Accounts on a Monthly Payment Date and a Quarterly Payment Date (other than any Eligible Investments deposited therein that will mature on the Business Day preceding a subsequent Monthly Payment Date) which the Noteholders are entitled to receive pursuant to the Administration Agreement to Senior Noteholders and Subordinate Noteholders in accordance with the Administration Agreement and Section 8.02 hereof. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest (including any Noteholders' Interest Rate Index Carryover) and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

         SECTION 3.02. Maintenance of Office or Agency. The Issuer will maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the

Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

         SECTION  3.03.  Money for Payments To Be Held in Trust.  As provided in
Section 8.02, all payments of amounts due and payable with respect to any Notes that are to be made from amounts distributed from the Collection Account or any other Trust Account shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so distributed for payments of Notes shall be paid over to the Issuer except as provided in this Section.

         On or before the Business Day next preceding each Monthly Payment Date or Quarterly Payment Date and Redemption Date, the Issuer shall distribute or cause to be distributed to the Indenture Trustee (or any other Paying Agent) an aggregate sum sufficient to pay the amounts then becoming due under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure so to act.

         The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

                         (i hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                        (ii give the Indenture Trustee notice of any default by the Issuer of which it has actual knowledge (or any other obligor upon the Notes) in the making of any payment required to be made with respect to the Notes;

                       (iii at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                        (iv immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

                         (v comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Noteholder thereof shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including mailing notice of such repayment to Noteholders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Noteholder).

         SECTION 3.04. Existence. The Issuer will keep in full effect its existence, rights and franchises as a trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Indenture Trust Estate.

         SECTION 3.05. Protection of Indenture Trust Estate. The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                         (i maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

                        (ii perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                       (iii  enforce any of the Collateral; or

                        (iv preserve and defend title to the Indenture Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Indenture Trust Estate against the claims of all persons and parties. It shall be the responsibility of the Issuer to prepare such instruments.

The   Issuer   hereby   designates   the   Indenture   Trustee   its  agent  and
attorney-in-fact to execute any financing statement, continuation statement or other instrument required to be executed pursuant to this Section.

         SECTION 3.06. Opinions as to Indenture Trust Estate. (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest of this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

         (b) On or before April 30 in each calendar year, beginning in 1997, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until April 30 in the following calendar year.

         SECTION 3.07.  Performance of Obligations;  Servicing of Student Loans.
(a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Indenture Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Loan Sale Agreement, the Servicing Agreement or such other instrument or agreement.

         (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officers' Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture.

         (c) The Issuer will punctually perform and observe all its obligations and agreements contained in this Indenture, the other Basic Documents and in the instruments and agreements included in the Indenture Trust Estate, including filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture, the Loan Sale Agreement and the Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee or the Noteholders of at least a majority of the Out standing Amount of the Notes.

         (d) If the Issuer shall have knowledge of the occurrence of a Servicer Default under the Servicing Agreement, or an Administrator Default under the Administration Agreement, the

Issuer shall promptly notify the Indenture Trustee and the Rating Agencies thereof, and shall specify in such notice the action, if any, the Issuer is taking with respect to such default. If a Servicer Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Servicing Agreement with respect to the Financed Student Loans, the Issuer shall take all reasonable steps available to it to enforce its rights under the Basic Documents in respect of such failure.

         (e) As promptly as possible after the giving of notice of termination to the Servicer of the Servicer's rights and powers pursuant to Section 6.01 of the Servicing Agreement, the Issuer shall appoint a successor servicer (the "Successor Servicer"), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee. In the event that a Successor Servicer has not been appointed and accepted its appointment at the time when the Servicer ceases to act as Servicer, the Indenture Trustee without further action shall automatically be appointed the Successor Servicer. The Indenture Trustee may resign as the Servicer by giving written notice of such resignation to the Issuer and in such event will be released from such duties and obligations, such release not to be effective until the date a new servicer enters into an agreement with the Issuer as provided below; provided, however, that nothing herein shall require or permit the Indenture Trustee to act as Servicer, or otherwise service the Financed Student Loans, in violation of the Higher Education Act. Upon delivery of any such notice to the Issuer, the Issuer shall obtain a new servicer as the Successor Servicer under the Servicing Agreement. Any Successor Servicer other than the Indenture Trustee shall (i) be an established institution (A) that satisfies any requirements of the Higher Education Act applicable to servicers,
(B) the appointment of which satisfies the Rating Agency Condition and (C) whose regular business includes the servicing or administration of student loans and
(ii) enter into a servicing agreement with the Issuer having substantially the same provisions as the provisions of the Servicing Agreement applicable to the Servicer. If within 30 days after the delivery of the notice referred to above, the Issuer shall not have obtained such a new servicer, the Indenture Trustee may appoint or may petition a court of competent jurisdiction to appoint, a Successor Servicer; provided, however, that such right to appoint or to petition for the appointment of any such successor shall in no event relieve the Indenture Trustee from any obligations otherwise imposed on it under the Basic Documents until such successor has in fact assumed such appointment. In connection with any such appointment, the Indenture Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree, subject to the limitations set forth below and in the Servicing Agreement, and in accordance with Section 6.02 of the Servicing Agreement, the Issuer shall enter into an agreement with such successor for the servicing of the

Financed Student Loans (such agreement to be in form and substance satisfactory to the Indenture Trustee). If the Indenture Trustee shall succeed as provided herein to the Servicer's duties as servicer with respect to the Financed Student Loans, it shall do so in its individual capacity and not in its capacity as Indenture Trustee and, accordingly, the provisions of Article VI hereof shall be inapplicable to the Indenture Trustee in its duties as the successor to the Servicer and the servicing of the Financed Student Loans. In case the Indenture Trustee shall become successor to the Servicer under the Servicing Agreement, the Indenture Trustee shall be entitled to appoint as Servicer any one of its affiliates, provided that such appointment shall not affect or alter in any way the liability of the Indenture Trustee as a successor for the performance of the duties and obligations of the Servicer in accordance with the terms hereof.

         (f) Upon any termination of the Servicer's rights and powers pursuant to the Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee. As soon as a Successor Servicer is appointed, the Issuer shall notify the Indenture Trustee of such appointment, specifying in such notice the name and address of such Successor Servicer.

         (g) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees that it will not, without the prior written consent of the Indenture Trustee or the Noteholders of at least a majority in Outstanding Amount of the Notes, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral or the Basic Documents, except to the extent otherwise provided in the Servicing Agreement, or waive timely performance or observance by the Servicer, the Seller, the Issuer, the Administrator or the Eligible Lender Trustee under the Loan Sale Agreement, the Servicing Agreement or the Administration Agreement; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made for the benefit of the Noteholders, or (ii) reduce the aforesaid percentage of the Notes which are required to consent to any such amendment, without the consent of the Noteholders of all the Outstanding Notes. If any such amendment, modification, supplement or waiver shall be so consented to by the Indenture Trustee or such Noteholders, the Issuer agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances.

         SECTION 3.08. Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

                         (i except as expressly permitted by this Indenture or any other Basic Document, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Indenture Trust Estate, unless directed to do so by the Indenture Trustee (which direction the Indenture Trustee shall not give without the consent of each of the Rating Agencies);

                        (ii claim any credit on, or make any deduction from the principal or interest (including any Noteholders' Interest Rate Index Carryover) payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Indenture Trust Estate; or

                       (iii (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Indenture Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens and other liens that arise by operation of law, in each case arising solely as a result of an action or omission of the related Obligor, and other than as expressly permitted by the Basic Documents) or (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax or other lien) security interest in the Indenture Trust Estate.

         SECTION 3.09. Annual Statement as to Compliance. The Issuer will deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year 1996), an Officers' Certificate of the Issuer stating that:

                         (i a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such Authorized Officers' supervision; and

                        (ii to the best of such Authorized Officers' knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officers and the nature and status thereof.

         SECTION 3.10. Issuer May Consolidate, etc., Only on Certain Terms. (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

                         (i the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of, interest on and any Noteholders' Interest Rate Index Carryover, if any, with respect to all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                        (ii immediately after giving effect to such transaction, no Default shall have occurred and be continuing;

                       (iii the Rating Agency Condition shall have been satisfied with respect to such transaction;

                        (iv the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer or any Noteholder;

                         (v any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                        (vi the Issuer shall have delivered to the Indenture Trustee an Officers' Certificate of the Issuer and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange
         Act).

         (b) The Issuer shall not convey or transfer all or substantially all its properties or assets, including those included in the Indenture Trust Estate, to any Person, unless:

                         (i the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any State, (B) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of, interest on and Noteholders' Interest Rate Index Carryover, if any, with respect to all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein,
         (C) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Noteholders, (D) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                        (ii immediately after giving effect to such transaction, no Default shall have occurred and be continuing;

                       (iii the Rating Agency Condition shall have been satisfied with respect to such transaction;

                        (iv the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer or any Noteholder;

                         (v any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                        (vi the Issuer shall have delivered to the Indenture Trustee an Officers' Certificate of the Issuer and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange
         Act).

         SECTION 3.11. Successor or Transferee. (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

         (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10(b), SMS Student Loan Trust 1996-A will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery by the Issuer of written notice to the Indenture Trustee stating that SMS Student Loan Trust 1996-A is to be so released.

         SECTION 3.12. No Other Business. The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the Financed Student Loans, and originating Consolidation Loans during the Revolving Period, in the manner contemplated by this Indenture and the other Basic Documents and activities incidental thereto.

         SECTION 3.13. No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

         SECTION 3.14. Obligations of Servicer and Administrator. The Issuer shall cause the Servicer to comply with Sections 3.07, 3.08, 3.09 and 3.10 of the Servicing Agreement and shall cause the Administrator to comply with Section 2(g) of the Administration Agreement.

         SECTION 3.15. Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by the Basic Documents or this Indenture, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

         SECTION 3.16. Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

         SECTION 3.17.  Restricted Payments.  The Issuer shall not, directly or indirectly, (i) pay any dividend or make any
distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Eligible Lender Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer or the Administrator, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions to the Servicer, the Eligible Lender Trustee, the Indenture Trustee, the Noteholders, the Administrator, the Seller and the Company as contemplated by, and to the extent funds are available for such purpose under, the Loan Sale Agreement, the Servicing Agreement or the Administration Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account or the Collateral Reinvestment Account except in accordance with this Indenture and the other Basic Documents.

         SECTION 3.18. Notice of Events of Default. The Issuer shall give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder and each default on the part of the Seller, the Servicer or the Administrator of its obligations under the Loan Sale Agreement, the Servicing Agreement or the Administration Agreement. In addition, the Issuer shall deliver to the Indenture Trustee, within five days after the occurrence thereof, written notice in the form of an Officers' Certificate of the Issuer of any event which with the giving of notice and the lapse of time would become an Event of Default under Section 5.01(iii), its status and what action the Issuer is taking or proposes to take with respect thereto. The Indenture Trustee shall provide notice to the Noteholders of each default or other event of which it receives notice pursuant to this Section 3.18, promptly after receipt of such Notice.

         SECTION 3.19. Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

         SECTION 3.20. Removal of Administrator. So long as any Notes are Outstanding, the Issuer shall not remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection with such removal.

                                   ARTICLE IV

                           Satisfaction and Discharge

         SECTION 4.01. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest (including any Noteholders' Interest Rate Index Carryover) thereon, (iv) Sections 3.03, 3.04, 3.05, 3.08, 3.10, 3.12 and 3.13, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.07 and the obligations of the Indenture Trustee under Section 4.02) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

                  (A)      either

                           (1) all Notes theretofore authenticated and delivered
                  (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section
                  2.05 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

                           (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation

                         (i have become due and payable,

                                         (ii will  become due and payable at the
                           Class A-1 Note Final Maturity Date, Class A-2 Note Final Maturity Date or the Subordinate Note Final Maturity Date, as the case may be, within one year, or

                                        (iii  are to be  called  for  redemption
                           within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation as of such day of discharge or when due on the Class A-1 Note Final Maturity Date, Class A-2 Note Final Maturity Date or the Subordinate Note Final Maturity Date, as the case may be;

                           (B) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

                           (C) the Issuer has delivered to the Indenture Trustee
                  an Officers' Certificate of the Issuer, an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of
                  Section 11.01(a) and, subject to Section 11.02, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         SECTION 4.02. Application of Trust Money. All moneys deposited with the Indenture Trustee pursuant to Section 4.01 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Noteholders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest (including any Noteholders' Interest Rate Index Carryover); but such moneys need not be segregated from other funds except to the extent required herein, in the Servicing Agreement or the Administration Agreement or required by law.

         SECTION 4.03.  Repayment of Moneys Held by Paying Agent.  In
                        ----------------------------------------
connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying
Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.03 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

         SECTION 4.04. Auction of Financed Student Loans. The Indenture Trustee shall offer the Financed Student Loans for sale as of the last day of the Collection Period that ends in March 2006 and shall accept bids on behalf of the Issuer for such purpose. If with respect to the last date of such Collection Period, the Indenture Trustee receives no bid to purchase the Financed Student Loans, or no bid that it may, as specified below, accept, the Indenture Trustee may at its discretion, but shall not be obligated to, offer the Financed Student Loans for sale as of the last day of each, or any, of the succeeding Collection Periods until a bid is received that may, as specified below, be accepted by the Indenture Trustee. With respect to any attempt to arrange for the purchase of the Financed Student Loans, the Indenture Trustee shall accept the highest bid submitted so long as (i) at least two bids to purchase the Financed Student Loans as of the last day of the applicable Collection Period are received and
(ii) the highest such bid is at least equal to the Minimum Purchase Price as of the last day of the applicable Collection Period. Any attempt to arrange for the purchase of the Financed Student Loans and the consummation of any such sale shall be conducted by the Indenture Trustee in a commercially reasonable manner. The Indenture Trustee shall provide notice of any such attempt at least 60 days prior to the last day of the related Collection Period to the Seller, the Company, the Servicer, the Eligible Lender Trustee, the Rating Agencies, and each Noteholder, and any such Person or their respective Affiliates or any other Person may submit a timely bid for the purchase of the Financed Student Loans.


                                    ARTICLE V

                                    Remedies

         SECTION 5.01. Events of Default. "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                         (i default in the payment of any interest (including, subject to the limitations of Sections 2.07(d) and 8.02, any Noteholders' Interest Rate Index Carryover) on any Note when the same becomes due and payable, and such default shall continue for a period of five days; or

                        (ii default in the payment of the principal of any Note when the same becomes due and payable; or

                       (iii default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 (or, in the circumstances provided below, 90) days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Noteholders of at least 25% of the Outstanding Amount of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder; provided, that, if at the end of such thirty day period, the Indenture Trustee determines that a good faith effort to cure or eliminate the Default has commenced, the Indenture Trustee may extend such 30-day period to 90 days; or

                        (iv the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Indenture Trust Estate in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Indenture Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                         (v the commencement by the Issuer of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Indenture Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing.

         SECTION 5.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee or the Noteholders of Notes representing not less than a majority of the Outstanding Amount of the Notes may declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

         At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Noteholders of Notes representing a majority of the Outstanding Amount of the Notes, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

                         (i the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                           (A) all  payments of principal of and interest on all
                  Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

                           (B) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

                        (ii all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

         No such rescission shall affect any subsequent default or impair any right consequent thereto.

         SECTION 5.03. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee. (a) The Issuer covenants that if (i) default is made in the payment of any interest (including, subject to the limitations of Sections 2.07(d) and 8.02, any Noteholders' Interest Rate Index Carryover) on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer will, upon demand of the Indenture Trustee, pay to it, for the benefit of the Noteholders, the whole amount then due and payable on such Notes for principal and interest (and any Noteholders' Interest Rate Index Carryover), with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest (and any Noteholders' Interest Rate Index Carryover), at the rate specified in Section 2.07 and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

         (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the moneys adjudged or decreed to be payable.

         (c) If an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 5.04, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

         (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Indenture Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                         (i to file and prove a claim or claims for the whole amount of principal and interest (including any Noteholders' Interest Rate Index Carryover) owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

                        (ii unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                       (iii to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

                        (iv to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

         (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

         (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Noteholders.

         (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

         SECTION 5.04. Remedies; Priorities. (a) If an Event of Default shall have occurred and be continuing, the Indenture
Trustee may do one or more of the following (subject to Section
5.05):

                         (i institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

                        (ii institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Indenture Trust Estate;

                       (iii exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Noteholders; and

                        (iv sell the Indenture Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Indenture Trust Estate following an Event of Default, other than an Event of Default described in Section 5.01(i) or (ii), unless (A) the Noteholders of 100% of the Outstanding Amount of the Notes consent thereto, (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon  such  Notes  for  principal  and  interest  or (C) the  Indenture  Trustee determines that the Indenture Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of Noteholders of 66-2/3% of the Outstanding Amount of the Notes. In determining such sufficiency or insufficiency with respect to clauses (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Indenture Trust Estate for such purpose.

         (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the following order:

                  FIRST:  to the Indenture Trustee for amounts due under
         Section 6.07;

                  SECOND:  to the Servicer for due and unpaid Servicing
         Fees;

                  THIRD: to Senior Noteholders for amounts due and unpaid on the Senior Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Senior Notes for interest;

                  FOURTH: to Subordinate Noteholders for amounts due and unpaid on the Subordinate Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Subordinate Notes for interest;

                  FIFTH: to Senior Noteholders for amounts due and unpaid on the Senior Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Senior Notes for principal;

                  SIXTH: to Subordinate Noteholders for amounts due and unpaid on the Subordinate Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Subordinate Notes for principal;

                  SEVENTH: to Senior Noteholders for any unpaid Senior Noteholders' Interest Rate Index Carryover, ratably, without preference or priority of any kind, according to the amounts due and payable on the Senior Notes for such Senior
         Noteholders' Interest Rate Index Carryover;

                  EIGHTH: to Subordinate Noteholders for any unpaid Subordinate Noteholders' Interest LIBOR Carryover; and

                  NINTH: to the Issuer, for distribution in accordance with the terms of the Administration Agreement.

         The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section. At least 15 days before such record date, the Issuer shall mail to each Noteholder and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

         SECTION 5.05. Optional Preservation of the Indenture Trust Estate. If the Notes have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Indenture Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest (including any Noteholders' Interest Rate Index Carryover) on the Notes, and the Indenture Trustee shall take such desire into account when determining whether to maintain possession of the Indenture Trust Estate. In determining whether to maintain possession of the Indenture Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion (which shall be obtained at the expense of the Issuer) of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Indenture Trust Estate for such purpose.

         SECTION 5.06. Limitation of Suits. No Noteholder shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                         (i such Noteholder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                        (ii the Noteholders of not less than 25% of the Outstanding Amount of the Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                       (iii such Noteholder or Noteholders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

                        (iv the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceeding; and

                         (v no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Noteholders of a majority of the Outstanding Amount of the Notes;

it being understood and intended that no one or more Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided.

         In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each representing less than a majority of the Outstanding Amount of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

         SECTION 5.07. Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, any Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

         SECTION 5.08. Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

         SECTION 5.09. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 5.10. Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or any Noteholder to exercise any right or remedy accruing upon any Default shall impair any such right or remedy or constitute a waiver of any such Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

         SECTION 5.11. Control by Noteholders. The Noteholders of a majority of the Outstanding Amount of the Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that

                         (i such direction shall not be in conflict with any rule of law or with this Indenture;

                        (ii subject to the express terms of Section 5.04, any direction to the Indenture Trustee to sell or liquidate the Indenture Trust Estate shall be by the Noteholders of 100% of the Outstanding Amount of the Notes;

                       (iii if the conditions set forth in Section 5.05 have been satisfied and the Indenture Trustee elects to retain the Indenture Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Noteholders of less than 100% of the Outstanding Amount of the Notes to sell or liquidate the Indenture Trust Estate shall be of no force and effect; and

                        (iv the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction;

provided, however, that, subject to Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

         SECTION 5.12. Waiver of Past Defaults. Prior to the time a judgment or decree for payment of money due has been obtained as described in Section 5.02, the Noteholders of not less than a majority of the Outstanding Amount of the Notes may waive any past Default and its consequences except a Default (a) in payment when due of principal of or interest (including, subject to the limitations of Sections 2.07(d) and 8.02, any Noteholders' Interest Rate Index Carryover) on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of each Noteholder. In the case of any such waiver, the Issuer, the Indenture Trustee and the Noteholders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

         Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

         SECTION 5.13. Undertaking for Costs. All parties to this Indenture agree, and each Noteholder by such Noteholder's acceptance of any Note shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest (including any Noteholders' Interest Rate Index Carryover) on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

         SECTION 5.14. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 5.15. Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Indenture Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b).

         SECTION 5.16. Performance and Enforcement of Certain Obligations. (a) Promptly following a request from the Indenture Trustee to do so and at the Administrator's expense, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Seller, the Servicer and the Administrator, as applicable, of each of their obligations to the Issuer under or in connection with the Loan Sale Agreement, the Servicing Agreement and the Administration Agreement and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Loan Sale Agreement, the Servicing Agreement and the Administration Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Seller, the Servicer or the Administrator thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller, the Servicer or the Administrator of each of their obligations under the Loan Sale Agreement, the Servicing Agreement or the Administration Agreement.

         (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Noteholders of 66-2/3% of the Outstanding Amount of the Notes shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller, the Servicer or the Administrator under or in connection with the Loan Sale Agreement, the Servicing Agreement or the Administration Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller, the Servicer or the Administrator of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Loan Sale Agreement, the Servicing Agreement or the Administration Agreement and any right of the Issuer to take such action shall be suspended.


                                   ARTICLE VI

                              The Indenture Trustee

         SECTION 6.01. Duties of Indenture Trustee. (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b)      Except during the continuance of an Event of Default:

                         (i the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                        (ii in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, that the Indenture Trustee shall examine such certificates and opinions to determine whether they conform to the requirements of this Indenture.

         (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                         (i this paragraph does not limit the effect of paragraph (b) of this Section;

                        (ii the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                       (iii the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Sections 5.02, 5.11, 5.12 and 5.16.

         (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to paragraphs (a),
(b), (c) and (g) of this Section.

         (e) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

         (f) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Servicing Agreement.

         (g) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity satisfactory to it against any loss, liability or expense is not reasonably assured to it.

         (h) Except as expressly provided in the Basic Documents, the Indenture Trustee shall have no obligation to administer, service or collect the Financed Student Loans or to maintain, monitor or otherwise supervise the administration, servicing or collection of the Financed Student Loans.

         (i) In the event that the Indenture Trustee is the Paying Agent or the Note Registrar, the rights and protections afforded to the Indenture Trustee pursuant to this Indenture shall also be afforded to the Indenture Trustee in its capacity as Paying Agent or Note Registrar.

         (j) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

         SECTION 6.02. Rights of Indenture Trustee. (a) The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matter stated in such document.

         (b) Before the Indenture Trustee acts or refrains from acting in connection with any matter contemplated by this Indenture or other Basic Documents, it may require an Officers' Certificate of the Issuer or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

         (c) The Indenture Trustee may exercise any of the trusts and powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

         (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

         (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the other Basic Documents and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

         (f) Subject to clauses (a), (b), (c) and (g) of Section 6.01 hereof, the Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any Noteholder pursuant to this Indenture, unless such Noteholder shall have offered to the Indenture Trustee security or indemnity reasonably satisfactory to the Indenture Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

         SECTION 6.03. Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

         SECTION 6.04. Indenture Trustee's Disclaimer. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

         SECTION 6.05. Notice of Defaults. If a Default occurs and is continuing and if it is either actually known or written notice of the existence thereof has been delivered to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail notice of the Default to each Noteholder and to the Rating Agencies promptly after the Indenture Trustee obtains such knowledge or receives such notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest (including any Noteholders' Interest Rate Index Carryover) on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

         SECTION 6.06. Reports by Indenture Trustee to Noteholders. The Paying Agent shall deliver to each Noteholder (and to each Person who was a Noteholder at any time during the applicable calendar year) such information as may be required to enable such holder to prepare its Federal and state income tax returns. Within 60 days after each December 31 beginning with the December 31 following the date of this Indenture, the Indenture Trustee shall mail to each Noteholder a brief report as of such December 31 that complies with TIA ss. 313(a) if required by said section. The Indenture Trustee shall also comply with TIA ss. 313(b). A copy of each such report required pursuant to TIA ss. 313(a) or (b) shall, at the time of such transmission to Noteholders, be filed by the Indenture Trustee with the Commission and with each securities exchange, if any, upon which the Notes are listed, provided that the Issuer has previously notified the Indenture Trustee of such listing.

         SECTION 6.07. Compensation and Indemnity. The Issuer shall cause the Administrator to pay to the Indenture Trustee from time to time reasonable compensation for its services and shall cause the Administrator to reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall cause the Administrator to indemnify the Indenture Trustee, its officers, directors, employees and agents against any and all loss, liability or expense (including attorneys' fees and expenses) incurred by it in connection with the administration of this trust and the performance of its duties hereunder and under the other Basic Documents. The Indenture Trustee shall notify the Issuer and the Administrator promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Administrator shall not relieve the Issuer or the Administrator of its obligations hereunder and under the other Basic Documents. The Issuer shall cause the Administrator to defend the claim and the Administrator shall not be liable for any additional legal fees and expenses of the Indenture Trustee after it has assumed such defense; provided, however, that, in the event that there may be a conflict between the positions of the Indenture Trustee and the Administrator in conducting the defense of such claim, the Indenture Trustee shall be entitled to separate counsel the fees and expenses of which shall be paid by the Administrator on behalf of the Issuer. Neither the Issuer nor the Administrator need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

         The Issuer's and Administrator's payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.01(iv) or (v) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or similar law.

         SECTION 6.08. Replacement of Indenture Trustee. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.08. The Indenture Trustee may resign at any time by so notifying the Issuer. The Noteholders of a majority in Outstanding Amount of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

                         (i the Indenture Trustee fails to comply with Section 6.11;

                        (ii an Insolvency Event occurs with respect to the Indenture Trustee;

                       (iii a receiver or other public officer takes charge of the Indenture Trustee or its property; or

                        (iv the Indenture Trustee otherwise becomes incapable of acting.

         If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee. A former Indenture

Trustee shall not be liable for any acts or omissions of any successor Indenture Trustee.

         A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer and shall notify the Rating Agencies in writing of such acceptance. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

         If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring
Indenture Trustee, the Issuer or the Noteholders of a majority in Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

         Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's and the Administrator's obligations under Section
6.07 shall continue for the benefit of the retiring Indenture Trustee.

         SECTION 6.09. Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide Rating Agencies prior written notice of any such transaction.

         In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

         SECTION 6.10. Appointment of Co-Trustee or Separate Trustee. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Indenture Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Indenture Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Indenture Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08 hereof. The Indenture Trustee shall notify the Rating Agencies of any appointment of a co-trustee or separate trustee hereunder.

         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                         (i all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Indenture Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                        (ii no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                       (iii the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

         (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         SECTION 6.11. Eligibility; Disqualification. The Indenture Trustee shall at all times satisfy the requirements of TIA ss. 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it shall have a long term debt rating of Baa3 or better by Moody's. The Indenture Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

         SECTION 6.12. Preferential Collection of Claims Against Issuer. The Indenture Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

                                   ARTICLE VII

                         Noteholders' Lists and Reports

         SECTION 7.01. Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders as of such Record Date, (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

         SECTION 7.02. Preservation of Information; Communications to Noteholders. (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in
Section 7.01 and the names and addresses of Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

         (b) Noteholders may communicate pursuant to TIA ss. 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

         (c)      The Issuer, the Indenture Trustee and the Note
Registrar shall have the protection of TIA ss.312(c).

         (d) The Indenture Trustee shall furnish to the Noteholders promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Indenture Trustee under the Basic Documents.

         (e) The Indenture Trustee shall provide notice to the Noteholders as provided in Section 9.02 of the Trust Agreement, and shall provide notice to Noteholders of any amendment or supplement to the Trust Agreement as provided in
Section 11.01 of the Trust Agreement.

         SECTION 7.03.  Reports by Issuer.  (a)  The Issuer shall:

                         (i file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

                        (ii file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                       (iii supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA ss. 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) as may be required by rules and regulations prescribed from time to time by the Commission.

         (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

         (c) Copies of all reports to be sent to the Indenture Trustee under this Section 7.03 shall be mailed to the Rating Agencies by the Issuer at the same time.


                                  ARTICLE VIII

                      Accounts, Disbursements and Releases

         SECTION 8.01. Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it on behalf of itself and the Noteholders pursuant to the Loan Sale Agreement, the Servicing Agreement or the Administration Agreement as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Indenture Trust Estate, the

Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default under this Indenture and any right to proceed thereafter as provided in
Article V.

         SECTION 8.02.  Trust Accounts.  (a)  On or prior to the
Closing Date, the Issuer shall cause the Administrator to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders, the Trust Accounts as provided in
Section 2(c) of the Administration Agreement.

         (b) On or before the Business Day preceding each Monthly Payment Date and Quarterly Payment Date, all Monthly Available Funds with respect to the preceding Monthly Collection Period (or in the case of a Quarterly Payment Date, Available Funds with respect to the preceding Collection Period) will be deposited in the Collection Account as provided in Section 4.01 of the Servicing Agreement. On each Monthly Payment Date that is not a Quarterly Payment Date, the Class A-2 Noteholders' Interest Distribution Amount with respect to such Monthly Payment Date, and the Subordinated Noteholders' Interest Distribution Amount for such Monthly Payment Date, will be distributed from the Collection Account and from the Reserve Account to the Indenture Trustee (or any other Paying Agent) on behalf of the Noteholders as provided in Sections 2(d)(iv)(C) and (D) and 2(e)(iv)(C) and (D) of the Administration Agreement. On each Quarterly Payment Date, the Noteholders' Distribution Amount (less the component thereof represented by funds distributed to the Indenture Trustee from the Class A-1 Interest Account as described in the fourth sentence of this Section 8.02(b)), with respect to such Quarterly Payment Date will be distributed from the Collection Account and from the Reserve Account to the Indenture Trustee (or other Paying Agent) on behalf of the Noteholders as provided in Sections 2(d)(v)(C) and 2(e)(iv)(E) of the Administration Agreement. On each Quarterly Payment Date, the amount on deposit in the Class A-1 Interest Account on such Quarterly Payment Date will be distributed therefrom to the Indenture Trustee (or other Paying Agent) on behalf of the Class A-1 Noteholders as provided in
Section 2(g) of the Administration Agreement. On each Quarterly Payment Date, the Reserve Account Excess for such Quarterly Payment Date will be distributed to the Indenture Trustee (or other Paying Agent) on behalf of the Noteholders as provided in clauses (b)(ii) and (b)(iii) of Section 2(e)(ii) of the Administration Agreement (and in the case of clause (b)(iii) whether allocated thereto pursuant to the proviso to Section 2(e)(ii)(a) or pursuant to Section 2(e)(ii)(b)). On the Quarterly Payment Date referred to in Section 10.01(a) with respect to a redemption pursuant to Section 10.01(a), the amount on deposit in the Collateral Reinvestment Account on such Quarterly Payment Date will be distributed therefrom to the Indenture Trustee (or other Paying Agent) on behalf of the Noteholders as provided in Section 2(f)(ii) of the Administration Agreement.

         (c) On each Monthly Payment Date that is not a Quarterly Payment Date or Redemption Date, the Indenture Trustee (or any other Paying Agent) shall distribute all amounts received by it on behalf of Noteholders from the
Collection Account and the Reserve Account pursuant to the second sentence of paragraph (b) above to Noteholders in respect of the Class A-2 Noteholders'
Interest Distribution Amount and the Subordinated Noteholders' Interest Distribution Amount (but not for any Noteholders' Interest Rate Index Carryover) in the following amounts and in the following order of priority:

                         (i the Class A-2 Noteholders' Interest Distribution Amount, to the Class A-2 Noteholders; provided that if there are not sufficient funds received to pay the entire amount of accrued and unpaid interest then due on the Class A-2 Notes, the amounts so received shall be applied to the payment of such interest on the Class A-2 Notes on a pro rata basis; and

                        (ii the Subordinate Noteholders' Interest Distribution Amount, to the Subordinate Noteholders; provided that if there are not sufficient funds received to pay the entire amount of accrued and unpaid interest then due on the Subordinate Notes, the amounts received shall be applied to the payment of such interest on the Subordinate Notes on a pro rata basis.

         (d) On each Quarterly Payment Date, the Indenture Trustee (or any other Paying Agent) shall distribute all amounts received by it on behalf of Noteholders from the Collection Account and the Reserve Account pursuant to the third sentence of paragraph (b) above to Noteholders in respect of the Notes to the extent of amounts due and unpaid on the Notes for principal and interest (but not for any Noteholders' Interest Rate Index Carryover) in the following amounts and in the following order of priority:

                         (i the  sum  of the  Class  A-1  Noteholders'  Interest
         Distribution Amount and the Class A-2 Noteholders' Interest Distribution Amount, to the Senior Noteholders, in an amount equal to the accrued and unpaid interest on the Senior Notes; provided that if there are not sufficient funds received to pay the entire amount then due on the Senior Notes, the amounts so received shall be applied to the payment of such interest on the Class A-1 Notes and the Class A-2 Notes on a pro rata basis based on the ratios of each such amount to the total of such amounts;

                        (ii the Subordinate Noteholders' Interest Distribution Amount, to the Subordinate Noteholders; provided that if there are not sufficient funds received to pay the entire amount of accrued and unpaid interest then due on the Subordinate Notes, the amounts received shall be applied to the payment of such interest on the Subordinate Notes on a pro rata basis;

                       (iii if the Revolving Period has terminated, the Senior Noteholders' Principal Distribution Amount, to the Senior Noteholders (such amount to be allocated among the Senior Noteholders as provided in Section 8.02(h)) until the Outstanding Amount of the Senior Notes is reduced to zero; and

                  (iv) after the Outstanding Principal Amount of the Senior Notes is reduced to zero, the Subordinate
         Noteholders' Principal Distribution Amount to the
         Subordinate Noteholders.

         (e) On each Quarterly Payment Date, the Indenture Trustee (or any Paying Agent) shall distribute all amounts received by it on behalf of the Class A-1 Noteholders from the Class A-1 Interest Account pursuant to the fourth sentence of paragraph (b) above to the Class A-1 Noteholders in respect of the Class A-1 Notes to the extent of amounts due and unpaid on the Notes for interest (but not for any Class A-1 Noteholders' Interest T-Bill Carryover).

         (f) On each Quarterly Payment Date, the Indenture Trustee (or any Paying Agent) shall distribute all amounts received by it on behalf of Noteholders in respect of Reserve Account Excess pursuant to the second to last sentence of paragraph (b) above to the Noteholders in the following amounts and order of priority:

                         (i if the Revolving Period has terminated, all of such amounts to Senior Noteholders (such amounts to be allocated among the Senior Noteholders as provided in Section 8.02(h)) until the Outstanding Amount of the Notes are equal to the Pool Balance as of the close of business on the last day of the related Collection Period;

                        (ii if the Revolving Period has terminated, any remaining such amounts, after the Outstanding Amount of the Senior Notes is reduced to zero, to the Subordinate Noteholders until the Outstanding Amount of the Subordinate Notes are equal to the Pool Balance as of the close of business on the last day of the related Collection Period;

                       (iii the Senior Noteholders' Interest Carryover, if any, to the Senior Noteholders; provided that if insufficient funds are received to pay the entire Senior

Noteholders' Interest Carryover, the amounts so received shall be applied to the payment of the Class A-1 Noteholders' Interest T- Bill Carryover and the Class A-2 Noteholders' Interest LIBOR Carryover on a pro rata basis based on the ratios of each such amount to the totals of such amount; and

                        (iv  the   Subordinate   Noteholders'   Interest   LIBOR
         Carryover, if any, to the Subordinate Noteholders; provided that if insufficient funds are received to pay the entire Subordinate Noteholders' Interest LIBOR Carryover, the amounts so received shall be applied to the payment of such Subordinate Noteholders' Interest LIBOR Carryover on a pro rata basis.

         (g) On the Quarterly Payment Date referred to in Section 10.01(a) with respect to redemption pursuant to Section 10.01(a), the Indenture Trustee (or any other Paying Agent) shall distribute all amounts received by it on or behalf of Noteholders from the Collateral Reinvestment Account pursuant to the last sentence of Section (b) above to Noteholders in the following amounts and order of priority:

                         (i all of such amount to the Senior Noteholders (such amount to be allocated among the Senior Noteholders as provided in
         Section 8.02(h)) until the Outstanding Amount of the Senior Notes is reduced to zero;

                         (i after the Outstanding Amount of the Notes is reduced to zero to the Subordinate Noteholders until the Outstanding Amount of the Subordinate Notes is reduced to zero.

         (h) Amounts payable to Senior Noteholders as provided in Sections 8.02(d)(iii), 8.02(f)(i) and 8.02(g)(i) shall be payable in the following amounts and order of priority:

                         (i to the Class A-1 Noteholders in an amount necessary to reduce the Outstanding Amount of the Class A-1 Notes to the Class A-1 Planned Principal Balance for such Quarterly Payment Date;

                        (ii to the Class A-2 Noteholders until the Outstanding Amount of the Class A-2 Notes is reduced to zero; and

                       (iii to the Class A-1 Noteholders until the Outstanding Amount of the Class A-1 Notes is reduced to zero;

provided that from and after any acceleration of the Notes following an Event of Default, such amounts shall be payable to the Class A-1 Noteholders and the Class A-2 Noteholders pro rata.

         SECTION 8.03. General Provisions Regarding Accounts. (a) So long as no Default shall have occurred and be continuing, all or a portion of the funds in the Trust Accounts shall be invested in Eligible Investments and reinvested by the Indenture Trustee upon Issuer Order, subject to the provisions of Section 2(c) of the Administration Agreement. All income or other gain from investments of moneys deposited in the Trust Accounts shall be deposited by the Indenture Trustee in the Collection Account, and any loss resulting from such investments shall be charged to such Trust Account. The Issuer will not direct the Indenture Trustee to make any investment of any funds or to sell any investment held in any of the Trust Accounts unless the security interest granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Issuer shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect.

         (b) Subject to Section 6.01(c), the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

         (c) If (i) the Issuer shall have failed to give investment directions for any funds on deposit in the Trust Accounts to the Indenture Trustee by 10:00 a.m. New York time (or such other time as may be agreed by the Issuer and Indenture Trustee) on any Business Day; or (ii) a Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.02, or, if such Notes shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Indenture Trust Estate are being applied in accordance with Section 5.05 as if there had not been such a declaration; then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts in one or more Eligible Investments.

         SECTION 8.04. Release of Indenture Trust Estate. (a) Subject to the payment of its fees and expenses pursuant to Section 6.07, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

         (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due the Indenture Trustee pursuant to Section 6.07 have been paid, release any remaining portion of the Indenture Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust
Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.04(b) only upon receipt of an Issuer Request accompanied by an Officers' Certificate of the Issuer, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA ss.ss. 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.01.

         SECTION 8.05. Opinion of Counsel. The Indenture Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.04(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Indenture Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.


                                   ARTICLE IX

                             Supplemental Indentures

         SECTION 9.01.  Supplemental  Indentures Without Consent of Noteholders.
(a) Without the consent of any Noteholders but with prior notice to the Rating Agencies, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                         (i to correct or amplify the description of any property at any time subject to the lien of this Indenture, or, better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                        (ii to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                       (iii to add to the covenants of the Issuer, for the benefit of the Noteholders, or to surrender any right or power herein conferred upon the Issuer;

                        (iv to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                         (v to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not materially adversely affect the interests of the Noteholders;

                        (vi to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
         Article VI; or

                       (vii to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar Federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

         The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

         (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Noteholders but with prior notice to the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder.

         SECTION 9.02. Supplemental Indentures with Consent of Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies and with the consent of the Noteholders of not less than a majority of the Outstanding Amount of the Notes, by Act of such Noteholders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Noteholder of each Outstanding Note affected thereby:

                         (i change the date of payment of any installment of principal of or interest (including any Noteholders' Interest Rate Index Carryover) on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Indenture Trust
         Estate to payment of principal of or interest (including any Noteholders' Interest Rate Index Carryover) on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

                        (ii reduce the percentage of the Outstanding Amount of the Notes, the consent of the Noteholders of which is required for any such supplemental indenture, or the consent of the Noteholders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                       (iii modify or alter the provisions of the proviso to the definition of the term "Outstanding";

                        (iv reduce the percentage of the Outstanding Amount of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Indenture Trust Estate pursuant to Section 5.04;

                         (v modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the other Basic Documents cannot be modified or waived without the consent of the Noteholder of each Outstanding Note affected thereby;

                        (vi modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest (including any Noteholders' Interest Rate Index Carryover) due on any Note on any Monthly Payment Date or principal due on any Note on any Quarterly Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Noteholders to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

                       (vii permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Indenture Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive any Noteholder of any Note of the security provided by the lien of this Indenture.

         The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Noteholders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

         It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Noteholders of the Notes to which such amendment or supplemental indenture relates and to the Rating Agencies a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the

Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 9.03. Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall receive, and subject to Sections
6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         SECTION 9.04. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and are deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 9.05. Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this
Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

         SECTION 9.06. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.


                                    ARTICLE X

                               Redemption of Notes

         SECTION 10.01. Redemption. (a) In the event that on the Quarterly Payment Date on which the Revolving Period ends (or on the Quarterly Payment Date on or immediately following the last day of the Revolving Period, if the Revolving Period does not end on a Quarterly Payment Date) any amount remains on deposit in the Collateral Reinvestment Account after giving effect to the making of all Additional Fundings, including any such Additional Fundings on such Quarterly Payment Date, one or more classes of the Notes will be redeemed in part, in the order of priority specified in Section 8.02(g), in an aggregate principal amount equal to the amount then on deposit in the Collateral Reinvestment Account.

         (b) In the event  that the  assets of the  Trust are sold  pursuant  to
Section 9.02 of the Trust Agreement or the Financed Student Loans are sold pursuant to Section 4.04 hereof, that portion of the amounts on deposit in the Trust Accounts to be distributed to the Noteholders shall be paid to the Noteholders up to the Outstanding Amount of the Notes and all accrued and unpaid interest thereon and any accrued Noteholders' Interest Rate Index Carryover with respect thereto (but only to the extent provided by Sections 2.07(d) and 8.02 hereof). If amounts are to be paid to Noteholders pursuant to this Section 10.01(b), the Administrator or the Issuer shall, to the extent practicable, furnish notice of such Event to the Indenture Trustee not later than 25 days prior to the Redemption Date whereupon all such amounts shall be payable on the Redemption Date.

         (c) The Notes are subject to redemption in whole, but not in part, on any Quarterly Payment Date on which the Company exercises its option to purchase the Trust Estate pursuant to Section 5.01 of the Loan Sale Agreement. If the Notes are to be redeemed pursuant to this Section 10.01(c), the Company shall furnish notice of such election to the Indenture Trustee not later than 20 days prior to the Redemption Date and the Issuer shall deposit by 10:00 A.M. New York City time on the Redemption Date with the Indenture Trustee in the Collection Account the Redemption Price for the Notes, whereupon the Notes shall be due and payable on the Redemption Date upon furnishing a notice complying with Section
10.02 to each Noteholder.

         SECTION 10.02.  Form of Redemption  Notice.  Notice of redemption under
Section 10.01 shall be given by the Indenture Trustee by first-class mail, postage prepaid, or by facsimile, mailed or transmitted on or prior to the applicable Redemption Date to each Noteholder, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Noteholder's address or facsimile number appearing in the Note Register.

         All notices of redemption shall state:

                         (i  the Redemption Date;

                        (ii  the Redemption Price; and

                       (iii the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02).

         Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Noteholder of any Note shall not impair or affect the validity of the redemption of any other Note.

         SECTION 10.03. Notes Payable on Redemption Date. The Notes or portions thereof to be redeemed shall on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.


                                   ARTICLE XI

                                  Miscellaneous

         SECTION 11.01. Compliance Certificates and Opinions. (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officers' Certificate of the Issuer stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                         (i a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                        (ii a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                       (iii a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether such covenant or condition has been complied with; and

                        (iv a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

         (b)(i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officers' Certificate of the Issuer certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

                        (ii Whenever the Issuer is required to furnish to the Indenture Trustee an Officers' Certificate of the Issuer certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officers' Certificate is less than $25,000 or less than one percent of the Outstanding Amount of the Notes.

                       (iii Other than any property released as contemplated by clause (v) below, whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officers' Certificate of the Issuer certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                        (iv Whenever the Issuer is required to furnish to the Indenture Trustee an Officers' Certificate of the Issuer certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or Securities and of all other property, other than property as contemplated by clause (v) below, or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officers' Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

                         (v Notwithstanding  Section 2.09 or any other provision
         of this Section, the Issuer may, without compliance with the requirements of the other provisions of this Section, (A) collect, liquidate, sell or otherwise dispose of Financed Student Loans as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Basic Documents, so long as the Issuer shall deliver to the Indenture Trustee every three months, commencing July 25, 1996, an Officers' Certificate of the Issuer stating that all the dispositions of Collateral described in clauses (A) and (B) above that occurred during the immediately preceding three calendar months (or the period from the Closing Date in the case of the July 25, 1996 Officer's Certificate) were in the ordinary course of the Issuer's business and that the proceeds thereof were applied in accordance with the Basic Documents.

         SECTION 11.02. Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller, the Issuer or the Administrator, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller, the Issuer or the Administrator, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

         SECTION 11.03. Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

         (c)      The ownership of Notes shall be proved by the Note
Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Noteholder of any Notes shall bind the Noteholder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         SECTION 11.04. Notices to Indenture Trustee, Issuer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or act of Noteholders is to be made upon, given or furnished to or filed with:

                  (a) the Indenture Trustee by any Noteholder or by the Issuer, it shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office, or

                  (b) the Issuer by the Indenture Trustee or by any Noteholder, it shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to the Issuer addressed to: SMS Student Loan Trust 1996-A, in care of Mr. Michael Majchrzak, Trustee, FCC National Bank, Wilmington, Delaware 19801, with a copy to the Eligible Lender Trustee at the Corporate Trust Office of the Eligible Lender Trustee, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

         Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Eligible Lender Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to the following address: (i) in the case of Moody's Investors Service Inc., at the following address: 99 Church Street, New York, New York 10007, Attention of ABS Monitoring Department and (ii) in the case of Fitch Investors Service, L.P., at the following address: One State Street Plaza, New York, New York 10004, Attention of Asset Backed Monitoring Unit; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         SECTION 11.05. Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default.

         SECTION 11.06. Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Noteholder providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Noteholder, that is different from the methods provided for in this Indenture for such payments or notices, provided that such agreement is reasonably acceptable to the Indenture Trustee. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

         SECTION 11.07. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

         The provisions of TIA ss.ss. 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

         SECTION 11.08. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 11.09. Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind the successors, co-trustees and agents (excluding any legal representatives or accountants) of the Indenture Trustee.

         SECTION 11.10. Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 11.11. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Indenture Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 11.12.  [RESERVED]

         SECTION 11.13. Governing Law. This Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         SECTION 11.14.  Counterparts.  This Indenture may be
executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 11.15. Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

         SECTION 11.16. Trust Obligations. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Seller, the Company, the Administrator, the Servicer, the Eligible Lender Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Seller, the Company, the Administrator, the Servicer, the Indenture Trustee or the Eligible Lender Trustee in its individual capacity or (ii) any partner, owner, beneficiary, agent, officer, director or employee of the Seller, the Company, the Administrator, the Servicer, the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, any holder or owner of a beneficial interest in the Issuer, the Eligible Lender Trustee or the Indenture Trustee or of any successor or assign of the Seller, the Company, Administrator, the Servicer, the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Eligible Lender Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Eligible Lender Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

         SECTION 11.17. No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Depositor, the
Company or the Issuer, or join in any institution against the Depositor, the Company or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Basic Documents.

         SECTION 11.18. Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer' affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information obtained from such examination or inspection except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

         IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized and duly attested, all as of the day and year first above written.

                                           SMS STUDENT LOAN TRUST 1996-A,

                                           by THE FIRST NATIONAL BANK OF
                                              CHICAGO,
                                              not in its individual capacity
                                              but solely as Eligible Lender
                                              Trustee,


                                           By: /s/ Jeffrey L. Kinney
                                           Name: Jeffrey L. Kinney
                                           Title: Assitant Vice President

                                           BANKERS TRUST COMPANY, not
                                           in its individual capacity but
                                           solely as Indenture Trustee,


                                           By:  /s/ John Wallace
                                           Name: John Wallace
                                           Title: Asst. Vice President

         Acknowledged and accepted as to the Granting Clause as of the day and year first above written:

         THE FIRST NATIONAL BANK OF CHICAGO, not in its Individual capacity but solely as Eligible Lender Trustee,

           By:  /s/ Jeffrey L. Kinney
                   Name: Jeffrey L. Kinney
                   Title: Assistant Vice President

STATE OF NEW YORK   )
                                    )  ss.:
COUNTY OF NEW YORK                  )

         BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared _Jeffrey L. Kinney__, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said SMS STUDENT LOAN TRUST 1996-A, a Delaware trust, and that such person executed the same as the act of said trust for the purpose and consideration therein expressed, and in the capacities therein stated.

         GIVEN  UNDER MY HAND AND SEAL OF  OFFICE,  this the 29th day of  April,
1996.

                                                  /s/ Roxanne Burrowes
                                                  Notary Public in and for
                                                  the State of New York


           [Seal]                   stamp             Roxanne Burrowes
                                            Notary Public,State of New York
My commission expires:                           No.24-4882340
                                              Qualified in Kings County
                                           Commission Expires January 5, 1997

STATE OF NEW YORK                   )
                                    )  ss.:
COUNTY OF NEW YORK  )

         BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared _John Wallace_________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said Bankers Trust Company, a New York banking corporation, and that such person executed the same as the act of said corporation for the purpose and consideration therein expressed, and in the capacities therein stated.

         GIVEN  UNDER MY HAND AND SEAL OF  OFFICE,  this the 29th day of  April,
1996.

                                                   /s/ Roxanne Burrowes

                                                   Notary Public in and for
                                                   the State of New York


           [Seal]                   stamp             Roxanne Burrowes
                                            Notary Public,State of New York
My commission expires:                           No.24-4882340
                                              Qualified in Kings County
                                           Commission Expires January 5, 1997

                    SCHEDULE I





                                                                   Class A-1
Quarterly Payment Date                                          Planned Balance

July 1996..................................................        $194,576,000
October 1996...............................................         194,576,000
January 1997...............................................         194,576,000
April 1997.................................................         194,576,000
July 1997..................................................         194,576,000
October 1997...............................................         194,576,000
January 1998...............................................         194,576,000
April 1998.................................................         194,576,000
July 1998..................................................         194,576,000
October 1998...............................................         194,576,000
January 1999...............................................         194,576,000
April 1999.................................................         194,576,000
July 1999..................................................         186,141,000
October 1999...............................................         177,746,000
January 2000...............................................         169,320,000
April 2000.................................................         160,786,000
July 2000..................................................         152,281,000
October 2000...............................................         143,805,000
January 2001...............................................         135,387,000
April 2001.................................................         127,051,000
July 2001..................................................         118,734,000
October 2001...............................................         110,466,000
January 2002...............................................         102,275,000
April 2002.................................................          94,250,000
July 2002..................................................          86,315,000
October 2002...............................................          78,395,000
January 2003...............................................          70,488,000
April 2003.................................................          62,757,000
July 2003..................................................          55,380,000
October 2003...............................................          48,344,000
January 2004...............................................          41,637,000
April 2004.................................................          35,306,000
July 2004..................................................          29,396,000
October 2004...............................................          23,857,000
January 2005...............................................          18,675,000
April 2005.................................................          14,145,000
July 2005..................................................          10,197,000
October 2005...............................................           6,477,000
January 2006...............................................           3,080,000
April 2006 and thereafter..................................                   0

BWNY2/373108.1/16000/00671/1901 August 6, 1996
                                                    1

                                                            EXHIBIT A-1
                                                            TO THE INDENTURE


                            [FORM OF CLASS A-1 NOTE]




                                 CLASS A-1 NOTE

                       SEE REVERSE FOR CERTAIN DEFINITIONS


         Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer (as defined below) or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

REGISTERED                                               CUSIP NO. 784582AJ7
$--------

No.  R-

                          SMS STUDENT LOAN TRUST 1996-A

                CLASS A-1 FLOATING RATE ASSET BACKED SENIOR NOTES

         SMS Student Loan Trust 1996-A, a trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to ______________________________, or registered  assigns,  the  principal  sum of  __________________________________
DOLLARS payable on each Quarterly Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $___________ and the denominator of which is $194,576,000 by (ii) the aggregate amount, if any, payable to Noteholders on such Quarterly Payment Date in respect of principal of the Class A-1 Notes pursuant to Section 3.01 of the

                                      A-1-1

Indenture dated as of April 1, 1996, between the Issuer and Bankers Trust Company, a New York banking corporation, as Indenture Trustee (the "Indenture Trustee") (capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Indenture, which also references rules as to usage that shall be applicable herein); provided, however, that no principal shall be payable on this Note until after the end of the Revolving Period and, provided, further, that the entire unpaid principal amount of this Note shall be due and payable on the October 2023 Quarterly Payment Date (the "Class A-1 Note Final Maturity Date") and the Redemption Date, if any, pursuant to Section 10.01(b) or 10.01(c) of the Indenture.

         The Issuer will pay interest on this Note at the rate per annum equal to the Class A-1 Note Rate (as defined on the reverse hereof), on each Quarterly Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Quarterly Payment Date, after giving effect to all payments of principal made on the preceding Quarterly Payment Date (or, in the case of the first Quarterly Payment Date, on the Closing Date), subject to certain limitations contained in
Section 3.01 of the Indenture. Interest on this Note will accrue for each Quarterly Payment Date from the most recent Quarterly Payment Date on which interest has been paid to but excluding such Quarterly Payment Date or, if no interest has yet been paid, from April 29, 1996 (each, a "Quarterly Interest Period"). Interest on this Note will be computed on the basis of the actual number of days elapsed in each Quarterly Interest Period and a 365-day year (or 366-day year in the case of a leap year). Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.



                                      A-1-2

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile, as of the date set forth below.

                                         SMS STUDENT LOAN TRUST 1996-A

                                           by THE FIRST NATIONAL BANK OF
                                              CHICAGO
                                              not in its individual capacity
                                              but solely as Eligible Lender
                                              Trustee under the Trust
                                              Agreement,

                                           by
                                              Authorized Signatory


Date:


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                              BANKERS TRUST COMPANY, not in
                                              its individual capacity but
                                              solely as Indenture Trustee,


                                              by
                                                 Authorized Signatory


Date:



                                      A-1-3

                                 REVERSE OF NOTE


         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-1 Floating Rate Asset Backed Senior Notes (herein called the "Class A-1 Notes"), which, together with the Class A-2 Floating Rate Asset Backed Senior Notes (the "Class A-2 Notes" and, together with the Class A-1 Notes, the "Senior Notes") and the Floating Rate Asset Backed Subordinate Notes (the "Subordinate Notes" and, together with the Senior Notes, the "Notes") are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Class A-1 Notes are subject to all terms of the Indenture.

         The Class A-1 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. Allocations of principal will be made among the Class A-1 Notes, the Class A-2 Notes and the Subordinate Notes as provided in the Indenture. The Senior Notes collectively are senior in right of payment to the Subordinate Notes, all as and to the extent provided in the Indenture.

         Principal of the Class A-1 Notes will be payable on each Quarterly Payment Date after the end of the Revolving Period in an amount described in the Indenture. "Quarterly Payment Date" means the twenty-seventh day of each January, April, July and October, or, if any such date is not a Business Day, the next succeeding Business Day, commencing July 29, 1996.

         As provided in Section 10.10(a) of the Indenture, the Class A-1 Notes may be redeemed in part on the Quarterly Payment Date on which the Revolving Period ends (or on the Quarterly Payment Date on or immediately following the last day of the Revolving Period, if the Revolving Period does not end on a Quarterly Payment Date) in the event that any amount remains on deposit in the Collateral Reinvestment Account after giving effect to all Additional Fundings, including any Additional Fundings, on such Quarterly Payment Date.

         As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class A-1 Note Final Maturity Date and the Redemption Date, if any, pursuant to Section 10.01(b) or 10.01(c) of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which (i) an Event of Default shall have occurred and be continuing and (ii) the Indenture Trustee or the Noteholders representing not less than a majority of the Outstanding Amount of the Notes shall have declared the Notes to be immediately due and payable in the

                                      A-1-4
manner provided in Section 5.02 of the Indenture. All principal payments of the Class A-1 Notes shall be made pro rata to the Class A-1 Noteholders entitled thereto.

         Interest on the Class A-1 Notes will be payable on each Quarterly Payment Date, commencing July 29, 1996, on the principal amount outstanding of such Notes until the principal amount thereof is paid in full, at a rate per annum equal to the Class A-1 Note Rate. The "Class A-1 Note Rate" for each Quarterly Payment Date and the related Quarterly Interest Period shall be equal to the lesser of (i) the weighted average of the T-Bill Rates for the related Quarterly Interest Period plus 0.70% (the "Class A-1 T-Bill Note Rate") and (ii) the Student Loan Rate for such Quarterly Interest Period; provided, that, notwithstanding the foregoing, the Class A-1 Note Rate for the first Quarterly Interest Period shall be equal to the Class A-1 T-Bill Note Rate for such Quarterly Interest Period. The "Student Loan Rate" for any Quarterly Interest Period will equal the product of (a) the quotient obtained by dividing (i) 365 (366 in the case of a leap year) by (ii) the actual number of days elapsed in such Quarterly Interest Period and (b) the percentage equivalent of a fraction, the numerator of which is equal to Expected Interest Collections for such Quarterly Interest Period less the Servicing Fee and the Administration Fee with respect to such Quarterly Interest Period and the denominator of which is the aggregate principal balance of the Notes as of the last day of such Quarterly Interest Period.

         "T-Bill Rate" means, on any day, the weighted average per annum discount rate (expressed on a bond equivalent basis and applied on a daily basis) for 91-day Treasury Bills sold at the most recent 91-day Treasury Bill auction prior to such date as reported by the U.S. Treasury Department. In the event that the results of the auctions of 91-day Treasury Bills cease to be published or reported as provided above, or that no such auction is held in a particular week, then the "T-Bill Rate" in effect as a result of the last such publication or report shall remain in effect until such time, if any, as the results of auctions of 91- day Treasury Bills shall again be so published or reported or such an auction is held, as the case may be. The T-Bill Rate shall be subject to a Lock-In Period of six Business Days.

         Any Senior Noteholders' Interest Carryover that may exist on any Quarterly Payment Date attributable to the Class A-1 Notes shall be payable to the Class A-1 Noteholders on that Quarterly Payment Date and any succeeding Quarterly Payment Dates solely out of the funds available and required to be applied thereto pursuant to the Administration Agreement.

         Payments of interest on this Note due and payable on each Quarterly Payment Date, and payments of interest together with the installment of principal, if any, due and payable on each

                                      A-1-5

Quarterly Payment Date, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register on the Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency, unless Definitive Notes have been issued (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment, and the mailing of such check shall constitute payment of the amount thereof regardless of whether such check is returned undelivered. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Quarterly Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Quarterly Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Noteholder hereof as of the Record Date preceding such Quarterly Payment Date by notice mailed no later than five days prior to such Quarterly Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the Borough of Manhattan, The City of New York.

         The Issuer shall pay interest on overdue installments of interest at the Class A-1 Note Rate to the extent lawful.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in Securities Transfer Agent's Medallion
Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP (all in accordance with the Exchange Act), and such other documents as

                                      A-1-6
the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Seller, the Company, the Administrator, the Servicer, the Eligible Lender Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Seller, the Company, the Administrator, the Servicer, the Indenture Trustee or the Eligible Lender Trustee in its individual capacity or
(ii) any partner, owner, beneficiary, agent, officer, director or employee of the Seller, the Company, the Administrator, the Servicer, the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, any holder or owner of a beneficial interest in the Issuer, the Eligible Lender Trustee or the Indenture Trustee or of any successor or assign of the Seller, the Company, the Administrator, the Servicer, the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Eligible Lender Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Depositor, the Company or the Issuer, or join in any institution against the Depositor, the Company or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

         The Issuer has entered into this Indenture and this Note is issued with the intention that, for federal, state, foreign, and local income and franchise tax and usury purposes, this Note will be treated as indebtedness of the Company secured by the Trust Assets. Each Noteholder, by acceptance of a Note (and each Note

                                      A-1-7

Owner by acceptance of a beneficial interest in a Note) agrees to treat this Note for federal, state, foreign and local income and franchise tax and usury purposes as indebtedness of the Company secured by the Trust Assets.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Noteholders representing a majority of the Outstanding Amount of all Notes at the time outstanding. The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of all the Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of holders of the Notes issued thereunder.

         The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.


                                      A-1-8

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither Bankers Trust Company in its individual capacity, The First National Bank of Chicago in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture; it being expressly understood that said covenants, obligations and indemnifications have been made by the Eligible Lender Trustee for the sole purposes of binding the interests of the Eligible Lender Trustee in the assets of the Issuer. The Noteholder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.



                                      A-1-9

                                   ASSIGNMENT

         Social Security or taxpayer I.D. or other identifying number of assignee



                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                    (name and address of assignee)

         the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

         Dated:


                                                                         */
                                                  Signature Guaranteed:


                                                                         */




*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                               EXHIBIT A-2
                                                          TO THE INDENTURE


                            [FORM OF CLASS A-2 NOTE]

                                 CLASS A-2 NOTE

                       SEE REVERSE FOR CERTAIN DEFINITIONS


         Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer (as defined below) or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

REGISTERED                                       CUSIP NO. 784582AK4
$---------

No.  R-

                          SMS STUDENT LOAN TRUST 1996-A

                CLASS A-2 FLOATING RATE ASSET BACKED SENIOR NOTES

         SMS Student Loan Trust 1996-A, a trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to ___________, or registered assigns, the principal sum of ____________________________________ DOLLARS payable on each
Quarterly  Payment Date in an amount equal to the result obtained by multiplying
(i) a fraction the numerator of which is $___________ and the denominator of which is $79,098,000 by (ii) the aggregate amount, if any, payable to Noteholders on such Quarterly Payment Date in respect of principal of the Class A-2 Notes pursuant to Section 3.01 of the Indenture dated as of April 1, 1996, between the Issuer and Bankers Trust Company, a New York banking corporation, as Indenture Trustee (the "Indenture Trustee") (capitalized terms used but not defined herein shall

                                      A-2-1
have the meanings ascribed thereto in the Indenture, which also references rules as to usage that shall be applicable herein); provided, however, that no principal shall be payable on this Note until after the end of the Revolving Period and, provided, further, that the entire unpaid principal amount of this Note shall be due and payable on the October 2023 Quarterly Payment Date (the "Class A-2 Note Final Maturity Date") and the Redemption Date, if any, pursuant to Section 10.01(b) or 10.01(c) of the Indenture.

         The Issuer will pay interest on this Note at the rate per annum equal to the Class A-2 Note Rate (as defined on the reverse hereof), on each Monthly Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Quarterly Payment Date, after giving effect to all payments of principal made on the preceding Quarterly Payment Date (or, in the case of the first two Monthly Payment Dates and the first Quarterly Payment Date, on the Closing Date), subject to certain limitations contained in Section 3.01 of the Indenture. Interest on this Note will accrue for each Monthly Payment Date from the most recent Monthly Payment Date on which interest has been paid to but excluding such Monthly Payment Date or, if no interest has yet been paid, from April 29, 1996 (each, a "Monthly Interest Period"). Interest on this Note will be computed on the basis of the actual number of days elapsed in each Monthly Interest Period and a 360-day year. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.



                                      A-2-2

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile, as of the date set forth below.

                                         SMS STUDENT LOAN TRUST 1996-A

                                            by THE FIRST NATIONAL BANK OF
                                               CHICAGO
                                               not in its individual capacity
                                               but solely as Eligible Lender
                                               Trustee under the Trust
                                               Agreement,

                                            by
                                               Authorized Signatory


Date:


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                              BANKERS TRUST COMPANY, not in
                                              its individual capacity but
                                              solely as Indenture Trustee,


                                              by
                                                 Authorized Signatory


Date:



                                      A-2-3

                                 REVERSE OF NOTE


         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-2 Floating Rate Asset Backed Senior Notes (herein called the "Class A-2 Notes"), which, together with the Class A-1 Floating Rate Asset Backed Senior Notes (the "Class A-1 Notes" and, together with the Class A-2 Notes, the "Senior Notes") and the Floating Rate Asset Backed Subordinate Notes (the "Subordinate Notes" and, together with the Senior Notes, the "Notes") are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Class A-2 Notes are subject to all terms of the Indenture.

         The Class A-2 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. Allocations of principal will be made among the Class A-1 Notes, the Class A-2 Notes and the Subordinate Notes as provided in the Indenture. The Senior Notes collectively are senior in right of payment to the Subordinate Notes, all as and to the extent provided in the Indenture.

         Principal of the Class A-2 Notes will be payable on each Quarterly Payment Date after the end of the Revolving Period in an amount described in the Indenture. "Quarterly Payment Date" means the twenty-seventh day of each January, April, July and October, or, if any such date is not a Business Day, the next succeeding Business Day, commencing July 29, 1996.

         As provided in Section 10.10(a) of the Indenture, the Class A-2 Notes may be redeemed in part on the Quarterly Payment Date on which the Revolving Period ends (or on the Quarterly Payment Date on or immediately following the last day of the Revolving Period, if the Revolving Period does not end on a Quarterly Payment Date) in the event that any amount remains on deposit in the Collateral Reinvestment Account after giving effect to all Additional Fundings, including any Additional Fundings, on such Quarterly Payment Date.

         As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class A-2 Note Final Maturity Date and the Redemption Date, if any, pursuant to Section 10.01(b) or 10.01(c) of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which (i) an Event of Default shall have occurred and be continuing and (ii) the Indenture Trustee or the Noteholders representing not less than a majority of the Outstanding Amount of the Notes shall have declared the Notes to be immediately due and payable in the

                                      A-2-4
manner provided in Section 5.02 of the Indenture. All principal payments of the Class A-2 Notes shall be made pro rata to the Class A-2 Noteholders entitled thereto.

         Interest on the Class A-2 Notes will be payable on each Monthly Payment Date, commencing May 28, 1996, on the principal amount outstanding of such Notes until the principal amount thereof is paid in full, at a rate per annum equal to the Senior Note Rate. The "Class A-2 Note Rate" for each Monthly Payment Date and the related Monthly Interest Period shall be equal to the lesser of (i) LIBOR for the related LIBOR Reset Period plus 0.24% (the "Class A-2 Note LIBOR Rate") and (ii) the Student Loan Rate for such Monthly Interest Period provided, that, notwithstanding the foregoing, the Class A-2 Note Rate for each of the first three Monthly Interest Periods shall be equal to the Class A-2 Note LIBOR Rate for such Monthly Interest Period. The "Student Loan Rate" for any Monthly Interest Period will equal the product of (a) the quotient obtained by dividing
(i) 360 by (ii) the actual number of days elapsed in such Monthly Interest Period and (b) the percentage equivalent of a fraction, the numerator of which is equal to Expected Interest Collections for such Monthly Interest Period less the Servicing Fees and the Administration Fee with respect to such Monthly Interest Period and the denominator of which is the aggregate principal balance of the Notes as of the last day of such Monthly Interest Period.

         Pursuant to the Administration Agreement, the Administrator shall determine LIBOR for purposes of calculating the Class A-2 Note Rate for each given Monthly Interest Period on the second business day prior to the commencement of each LIBOR Reset Period within such Monthly Interest Period (each, a "LIBOR Determination Date"). For purposes of calculating LIBOR, a business day is any day on which banks in London and New York City are open for the transaction of international business. "LIBOR" means, with respect to any LIBOR Reset Period, the London interbank offered rate for deposits in U.S. dollars, having a maturity of one month commencing on the related LIBOR Determination Date (the "Index Maturity") which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such LIBOR Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day shall be determined on the basis of the rates at which deposits in U.S. dollars, having the Index Maturity and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market by the Reference Banks. The Administrator shall request the principal London office of each of such Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day shall be the arithmetic mean of the quotations. If fewer than two quotations are provided, the rate for that day shall be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Administrator, at approximately 11:00 a.m.,

                                      A-2-5

New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks having the Index Maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000; provided that if the banks selected as aforesaid are not quoting as mentioned in this sentence, LIBOR in effect for the applicable LIBOR Reset Period shall be LIBOR in effect for the previous LIBOR Reset Period. "LIBOR Reset Period" means the one-month period commencing on the twenty-seventh day (or, if any such date is not a business day, on the next succeeding business day) of each month and ending on the day immediately preceding the following LIBOR Reset Period; provided, however, that the initial LIBOR Reset Period will commence on the Closing Date. "Telerate Page 3750" means the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices). "Reference Banks" means four major banks in the London interbank market selected by the Administrator.

         Any Senior Noteholders' Interest Carryover that may exist on any Monthly Payment Date attributable to the Class A-2 Notes shall be payable to the Senior Noteholders on the Quarterly Payment Date immediately following such Monthly Payment Date (or, if such Monthly Payment Date is a Quarterly Payment Date, on such date) and any succeeding Quarterly Payment Dates solely out of the funds available and required to be applied thereto pursuant to the Administration Agreement.

         Payments of interest on this Note due and payable on each Monthly Payment Date, and payments of interest together with the installment of principal, if any, due and payable on each Quarterly Payment Date, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register on the Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency, unless Definitive Notes have been issued (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment, and the mailing of such check shall constitute payment of the amount thereof regardless of whether such check is returned undelivered. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Quarterly Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be

                                      A-2-6
available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Quarterly Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Noteholder hereof as of the Record Date preceding such Quarterly Payment Date by notice mailed no later than five days prior to such Quarterly Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the Borough of Manhattan, The City of New York.

         The Issuer shall pay interest on overdue installments of interest at the Class A-2 Note Rate to the extent lawful.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in Securities Transfer Agent's Medallion
Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP (all in accordance with the Exchange Act), and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Seller, the Company, the Administrator, the Servicer, the Eligible Lender Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Seller, the Company, the Administrator, the Servicer, the Indenture Trustee or the Eligible Lender Trustee in its individual capacity or
(ii) any partner, owner, beneficiary, agent, officer, director or employee of the Seller, the Company, the Administrator, the Servicer, the

                                      A-2-7

Indenture Trustee or the Eligible Lender Trustee in its individual capacity, any holder or owner of a beneficial interest in the Issuer, the Eligible Lender Trustee or the Indenture Trustee or of any successor or assign of the Seller, the Company, the Administrator, the Servicer, the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Eligible Lender Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Depositor, the Company or the Issuer, or join in any institution against the Depositor, the Company or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

         The Issuer has entered into this Indenture and this Note is issued with the intention that, for federal, state, foreign, and local income and franchise tax and usury purposes, this Note will be treated as indebtedness of the Company secured by the Trust Assets. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note) agrees to treat this Note for federal, state, foreign and local income and franchise tax and usury purposes as indebtedness of the Company secured by the Trust Assets.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Noteholders representing a majority of the Outstanding Amount of all Notes at the time outstanding. The Indenture also contains provisions permitting the Noteholders

                                      A-2-8
representing specified percentages of the Outstanding Amount of the Notes, on behalf of all the Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of holders of the Notes issued thereunder.

         The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither Bankers Trust Company in its individual capacity, The First National Bank of Chicago in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture; it being expressly understood that said covenants, obligations and indemnifications have been made by the Eligible Lender Trustee for the sole purposes of binding the interests of the Eligible Lender Trustee in the assets of the Issuer. The Noteholder of this Note by the acceptance hereof

                                      A-2-9
agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.



                                     A-2-10

                                   ASSIGNMENT

         Social Security or taxpayer I.D. or other identifying number of assignee



                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                    (name and address of assignee)

         the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

         Dated:


                                                                         */
                                                 Signature Guaranteed:


                                                                         */




*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                           EXHIBIT A-3
                                                           TO THE INDENTURE

                           [FORM OF SUBORDINATE NOTE]

                                SUBORDINATE NOTE

                       SEE REVERSE FOR CERTAIN DEFINITIONS


THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. *[BY ITS ACCEPTANCE OF THIS NOTE THE HOLDER HEREOF IS DEEMED TO REPRESENT TO THE SELLER AND THE INDENTURE TRUSTEE THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("QIB") AND IS ACQUIRING SUCH NOTE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QIBS).

NO SALE, PLEDGE OR OTHER TRANSFER OF ANY SUBORDINATE NOTES MAY BE MADE BY ANY PERSON UNLESS EITHER SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE (i) TO THE SELLER OR (ii) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES AFTER DUE INQUIRY IS A QIB ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QIBS) IN RELIANCE ON, AND TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON, RULE 144A OR ON ANOTHER EXEMPTION WITH RESPECT TO WHICH, IN THE CASE OF SUCH RELIANCE ON SUCH OTHER EXEMPTION, BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE INDENTURE TRUSTEE AND THE SELLER IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION WILL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE INDENTURE TRUSTEE AND THE SELLER, AND PROVIDE A WRITTEN OPINION OF COUNSEL (WHICH WILL NOT BE AT THE EXPENSE OF THE INDENTURE TRUSTEE OR THE SELLER) SATISFACTORY TO EACH TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT. NO SALE, PLEDGE OR OTHER TRANSFER MAY BE MADE TO ANY ONE PERSON FOR SUBORDINATE NOTES WITH A FACE AMOUNT OF LESS THAN $250,000 AND, IN THE CASE OF ANY PERSON ACTING ON BEHALF OF ONE OR MORE THIRD PARTIES (OTHER THAN A BANK (AS DEFINED IN SECTION 3(A)(2) OF THE SECURITIES ACT) ACTING IN ITS FIDUCIARY CAPACITY), FOR SUBORDINATE NOTES WITH A FACE AMOUNT OF LESS THAN $250,000 FOR EACH SUCH THIRD PARTY.

SECTION 2.04 OF THE INDENTURE CONTAINS FURTHER RESTRICTIONS ON
THE TRANSFER AND RESALE OF THIS NOTE.  EACH TRANSFEREE OF THIS
- - - --------
*        Insert in all Subordinate Notes other than the Company Note.

                                      A-3-1

NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS NOTE SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY.

EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE OR, IN THE CASE OF A NOTE OWNER, A BENEFICIAL INTEREST IN A NOTE, COVENANTS AND AGREES THAT BY ACCEPTING THE BENEFITS OF THE INDENTURE THAT SUCH NOTEHOLDER OR NOTE OWNER WILL NOT AT ANY TIME INSTITUTE AGAINST THE SELLER, THE COMPANY OR THE ISSUER, OR JOIN IN ANY INSTITUTION AGAINST THE SELLER, THE COMPANY OR THE ISSUER OF, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY, RECEIVERSHIP OR LIQUIDATION PROCEEDING OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES, THE INDENTURE OR THE OTHER BASIC DOCUMENTS.

         Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer (as defined below) or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

         **[THIS NOTE IS NOT TRANSFERABLE.

         SECONDARY MARKET COMPANY, INC., BY ACCEPTANCE HEREOF, IS
DEEMED TO HAVE ACCEPTED THIS NOTE SUBJECT TO THE FOREGOING
RESTRICTIONS ON TRANSFERABILITY.]

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

REGISTERED                                              CUSIP NO. 784582AL2
$---------

No.  R-

                          SMS STUDENT LOAN TRUST 1996-A

                  FLOATING RATE ASSET BACKED SUBORDINATE NOTES

- - - --------
**       To be inserted only in the Company Note.


                                      A-3-2

         SMS Student Loan Trust 1996-A, a trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to ______________________, or registered assigns, the principal sum of ___________________________________________DOLLARS
payable on each Quarterly Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $9,826,000 and the denominator of which is $9,926,000 by (ii) the aggregate amount, if any, payable to Noteholders on such Quarterly Payment Date in respect of principal of the Subordinate Notes pursuant to Section 3.01 of the Indenture dated as of April 1, 1996, between the Issuer and Bankers Trust Company, a New York banking corporation, as Indenture Trustee (the "Indenture Trustee") (capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Indenture, which also references rules as to usage that shall be applicable herein); provided, however, that no principal shall be payable on this Note until the principal balance of the Senior Notes has been paid in full and, provided, further, that the entire unpaid principal amount of this Note shall be due and payable on the April 2026 Quarterly Payment Date (the "Subordinate Note Final Maturity Date") and the Redemption Date, if any, pursuant to Section 10.01(b) or 10.01(c) of the Indenture.

         The Issuer will pay interest on this Note at the rate per annum equal to the Subordinate Note Rate (as defined on the reverse hereof), on each Monthly Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Quarterly Payment Date, after giving effect to all payments of principal made on the preceding Quarterly Payment Date (or, in the case of the first two Monthly Payment Dates and the first Quarterly Payment Date, on the Closing Date), subject to certain limitations contained in Section 3.01 of the Indenture. Interest on this Note will accrue for each Monthly Payment Date from the most recent Monthly Payment Date on which interest has been paid to but excluding such Monthly Payment Date or, if no interest has yet been paid, from April 29, 1996 (each, a "Monthly Interest Period"). Interest on this Note will be computed on the basis of the actual number of days elapsed in each Monthly Interest Period of a 360-day year. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.



                                      A-3-3

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile, as of the date set forth below.

                                      SMS STUDENT LOAN TRUST 1996-A

                                        by     THE FIRST NATIONAL BANK OF
                                               CHICAGO not in its individual
                                               capacity but solely as
                                               Eligible Lender Trustee under
                                               the  Trust Agreement,

                                        by
                                               Authorized Signatory


Date:


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                                BANKERS TRUST COMPANY, not in
                                                its individual capacity but
                                                solely as Indenture Trustee,


                                                by
                                                   Authorized Signatory


Date:




                                      A-3-4

                                 REVERSE OF NOTE


         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Asset Backed Subordinate Notes (herein called the "Subordinate Notes"), which, together with the Class A-1 Notes Floating Rate Asset Backed Senior Notes (the "Class A-1 Notes") and the Class A-2 Floating Rate Asset Backed Senior Notes (the "Class A-2 Notes" and, together with the Class A-1 Notes, the "Senior Notes"; the Senior Notes and the Subordinate Notes, collectively, the "Notes") issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Subordinate Notes are subject to all terms of the Indenture.

         The Subordinate Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. Allocations of principal will be made among the Class A-1 Notes, the Class A-2 Notes and the Subordinate Notes as provided in the Indenture. The Senior Notes collectively are senior in right of payment to the Subordinate Notes, all as and to the extent provided in the Indenture.

         Principal of the Subordinate Notes will be payable on each Quarterly Date on or after the date on which the principal balance of the Senior Notes has been paid in its entirety, in an amount described on the face hereof. "Quarterly Payment Date" means the twenty-seventh day of each January, April, July and October, or, if any such date is not a Business Day, the next succeeding Business Day, commencing July 29, 1996.

         As provided in Section 10.10(a) of the Indenture, the Subordinate Notes may be redeemed in part on the Quarterly Payment Date on which the Revolving Period ends (or on the Quarterly Payment Date on or immediately following the last day of the Revolving Period, if the Revolving Period does not end on a Quarterly Payment Date) in the event that any amount remains on deposit in the Collateral Reinvestment Account after giving effect to all Additional Fundings, including any Additional Fundings, on such Quarterly Payment Date.

         As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Subordinate Note Final Maturity Date and the Redemption Date, if any, pursuant to Section 10.01(b) or 10.01(c) of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which (i) an Event of Default shall have occurred and be continuing and (ii) the Indenture Trustee or the Noteholders representing not less than a majority of the Outstanding Amount of the Notes shall have


                                      A-3-5
declared the Notes to be immediately  due and payable in the manner  provided in
Section 5.02 of the Indenture. All principal payments of the Subordinate Notes shall be made pro rata to the Subordinate Noteholders entitled thereto.

         Interest on the Subordinate Notes will be payable on each Monthly Payment Date, commencing May 28, 1996, on the principal amount outstanding of such Notes until the principal amount thereof is paid in full, at a rate per annum equal to the Subordinate Note Rate. The "Subordinate Note Rate" for each Monthly Payment Date and the related Monthly Interest Period shall be equal to the lesser of (i) LIBOR for the related LIBOR Reset Period plus 0.60% (the "Subordinate Note LIBOR Rate") and (ii) the Student Loan Rate for such Monthly Interest Period provided, that, notwithstanding the foregoing, the Subordinate Note Rate for each of the first three Monthly Interest Periods shall be equal to the Subordinate Note LIBOR Rate for such Monthly Interest Period. The "Student Loan Rate" for any Monthly Interest Period will equal the product of (a) the quotient obtained by dividing (i) 360 by (ii) the actual number of days elapsed in such Monthly Interest Period and (b) the percentage equivalent of a fraction, the numerator of which is equal to Expected Interest Collections for such Monthly Interest Period less the Servicing Fee and the Administration Fee with respect to such Monthly Interest Period and the denominator of which is the aggregate principal balance of the Notes as of the last day of such Monthly Interest Period.

         Pursuant to the Administration Agreement, the Administrator shall determine LIBOR for purposes of calculating the Subordinate Note Rate for each given Monthly Interest Period on the second business day prior to the commencement of each LIBOR Reset Period within such Monthly Interest Period (each, a "LIBOR Determination Date"). For purposes of calculating LIBOR, a business day is any day on which banks in London and New York City are open for the transaction of international business. "LIBOR" means, with respect to any LIBOR Reset Period, the London interbank offered rate for deposits in U.S. dollars having a maturity of one month commencing on the related LIBOR Determination Date (the "Index Maturity") which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such LIBOR Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day shall be determined on the basis of the rates at which deposits in U.S. dollars, having the Index Maturity and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market by the Reference Banks. The Administrator shall request the principal London office of each of such Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day shall be the arithmetic mean of the quotations. If fewer than two quotations are provided, the rate for that day shall be the


                                      A-3-6
arithmetic mean of the rates quoted by major banks in New York City, selected by the Administrator, at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks having the Index Maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000; provided that if the banks selected as aforesaid are not quoting as mentioned in this sentence, LIBOR in effect for the applicable LIBOR Reset Period shall be LIBOR in effect for the previous LIBOR Reset Period. "LIBOR Reset Period" means the one-month period commencing on the twenty-seventh day (or, if any such date is not a business day, on the next succeeding business day) of each month and ending on the day immediately preceding the following LIBOR Reset Period; provided, however, that the initial LIBOR Reset Period will commence on the Closing Date. "Telerate Page 3750" means the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices). "Reference Banks" means four major banks in the London interbank market selected by the Administrator.

         Any Subordinate Noteholders' Interest Carryover that may exist on any Monthly Payment Date shall be payable to the Subordinate Noteholders on the Quarterly Payment Date immediately following such Monthly Payment Date (or, if such Monthly Payment Date is a Quarterly Payment Date, on such date) and any succeeding Quarterly Payment Dates solely out of the funds available and required to be applied thereto pursuant to the Administration Agreement.

         Payments of interest on this Note due and payable on each Monthly Payment Date, and payments of interest together with the installment of principal, if any, due and payable on each Quarterly Payment Date, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register on the Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency, unless Definitive Notes have been issued (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment, and the mailing of such check shall constitute payment of the amount thereof regardless of whether such check is returned undelivered. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Quarterly Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the


                                      A-3-7
registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Quarterly Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Noteholder hereof as of the Record Date preceding such Quarterly Payment Date by notice mailed no later than five days prior to such Quarterly Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the Borough of Manhattan, The City of New York.

         The Issuer shall pay interest on overdue installments of interest at the Subordinate Note Rate to the extent lawful.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in Securities Transfer Agent's Medallion
Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP (all in accordance with the Exchange Act), and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Seller, the Company, the Administrator, the Servicer, the Eligible Lender Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Seller, the Company, the Administrator, the Servicer, the Indenture Trustee or the Eligible Lender Trustee in its individual capacity or
(ii) any


                                      A-3-8
partner, owner, beneficiary, agent, officer, director or employee of the Seller, the Company, the Administrator, the Servicer, the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, any holder or owner of a beneficial interest in the Issuer, the Eligible Lender Trustee or the Indenture Trustee or of any successor or assign of the Seller, the Company, the Administrator, the Servicer, the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Eligible Lender Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Depositor, the Company or the Issuer, or join in any institution against the Depositor, the Company or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

         The Issuer has entered into this Indenture and this Note is issued with the intention that, for federal, state, foreign, and local income and franchise tax and usury purposes, this Note will be treated as indebtedness of the Company secured by the Trust Assets. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note) agrees to treat this Note for federal, state, foreign and local income and franchise tax and usury purposes as indebtedness of the Company secured by the Trust Assets.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Noteholders representing a majority of the


                                      A-3-9

Outstanding Amount of all Notes at the time outstanding. The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of all the Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of holders of the Notes issued thereunder.

         The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither Bankers Trust Company in its individual capacity, The First National Bank of Chicago in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture; it being expressly understood that said covenants, obligations and indemnifications have been made by the Eligible Lender Trustee for the sole purposes of binding the


                                     A-3-10
interests of the Eligible Lender Trustee in the assets of the Issuer. The Noteholder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                     A-3-11

                                   ASSIGNMENT

         Social Security or taxpayer I.D. or other identifying number of assignee



                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                    (name and address of assignee)

         the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

         Dated:


                                                                         */
                                                 Signature Guaranteed:


                                                                         */




*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


BWNY2/324918.5/11830/00274/1946

                                           EXHIBIT B-1

                   BOOK-ENTRY-ONLY COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)
                                         (WITHOUT OWNER OPTION TO REDEEM)/
              OTHER ASSET-BACKED SECURITIES/AND PASS-THROUGH CERTIFICATES

                                     Letter of Representations
                             [To be Completed by Issuer and Trustee]

                                    SMS STUDENT LOAN TRUST 1996-A
                                             [Name of Issuer]

                                         BANKERS TRUST COMPANY
                                            [Name of Trustee]


                                              April 29, 1996
                                                  (Date)



Attention: General Counsel's Office
The Depository Trust Company
55 Water Street; 49th Floor
New York, NY 10041-0099

                  Re:      $194,576,000 Class A-1 Floating Rate Asset Backed

                           Senior Notes


                                                     (Issue Description)


Ladies and Gentlemen:

         This letter sets forth our understanding with respect to certain matters relating to the above-referenced issue (the "Securities"). Trustee will act as trustee with respect to the Securities pursuant to a trust indenture dated as of April 1, 1996 (the "Document") between SMS Student Loan Trust 1996-A (the "Issuer" or the "Trust") and Bankers Trust Company, as indenture trustee (the "Trustee"). The Issuer has entered into certain agreements in connection with the issuance of the Class A-1 Floating Rate Asset Backed Senior Notes (the "Notes"), including a Loan Sale Agreement dated as of April 1, 1996 (the "Loan Sale Agreement"), among the Issuer, USA Group Secondary Market Services, Inc., as seller (the "Seller"), NBD BANK, N.A., as trustee for the Seller, and the First National Bank of Chicago, as eligible lender trustee (the "Eligible Lender Trustee"); the Servicing Agreement dated as of April 1, 1996, (the "Servicing Agreement"), among the Issuer, USA Group Loan Services, Inc., as

BWNY2/373294.1/11830/00274/3721 August 6, 1996
                                                         1
servicer (the "Servicer"), the Seller and the Eligible Lender Trustee; and the Administration Agreement dated as of April 1, 1996 (the "Administration Agreement"), among the Issuer, the Trustee and the Seller, as administrator (the "Administrator"). The term "Securities", as used herein, means the Notes. Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Loan Sale Agreement. CS First Boston Corporation is distributing the Securities through The Depository Trust Company ("DTC").

         To induce DTC to accept the Securities as eligible for deposit at DTC, and to act in accordance with its Rules with respect to the Securities, Issuer and Trustee make the following representations to DTC:

         1. Prior to closing on the Securities on April 29, 1996, there shall be deposited with DTC one Security certificate registered in the name of DTC's nominee, Cede & Co., for each stated maturity of the Securities in the face amounts set forth on Schedule A hereto, the total of which represents 100% of the principal amount of such Securities. If, however, the aggregate principal amount of any maturity exceeds $150 million, one certificate will be issued with respect to each $150 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount. Each $150 million certificate shall bear the following legend:

                  Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         2. In the event of any solicitation of consents from or voting by holders of the Securities, Issuer or Trustee shall establish a record date for such purposes (with no provision for revocation of consents or votes by subsequent holders) and shall, to the extent reasonably possible, send notice of such record date to DTC not less than 15 calendar days in advance of such record date. Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Reorganization Department at (212) 709-6896 or (212) 709-6897, and receipt of such notices shall be confirmed by telephoning (212) 709-6870. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent to DTC's Reorganization Department as indicated in Paragraph 4.


         3. In the event of a full or partial redemption other than as a result of quarterly amortization, Issuer, Administrator or Trustee shall send a notice to DTC specifying: (a) the amount of the redemption or refunding; (b) in the case of a refunding, the maturity date(s) established under the refunding; and
(c) the date such notice is to be mailed to Security holders or published (the "Publication Date"). Such notice shall be sent to DTC by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business on the business day before or, if possible, two business days before the Publication Date. Issuer or Trustee shall forward such notice either in a separate secure transmission for each CUSIP number or in a secure transmission for multiple CUSIP numbers (if applicable) which includes a manifest or list of each CUSIP number submitted in that transmission. (The party sending such notice shall have a method to verify subsequently the use of such means and the timeliness of such notice.) The Publication Date shall be not less than 20 days nor more than 60 days prior to the redemption date or, in the case of an advance refunding, the date that the proceeds are deposited in escrow. Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Call Notification Department at (516) 227-4039 or (516) 227-4190. If the party sending the notice does not receive a telecopy receipt from DTC confirming that the notice has been received, such party shall telephone (516) 227-4070. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent to:

                                    Manager; Call Notification Department
                                    The Depository Trust Company
                                    711 Stewart Avenue
                                    Garden City, NY 11530-4719

         4. In the event of an invitation to tender the Securities, notice by Issuer or Trustee to Security holders specifying the terms of the tender and the Publication Date of such notice shall be sent to DTC by a secure means in the manner set forth in the preceding Paragraph. Notices to DTC pursuant to this Paragraph and notices of other corporate actions (including mandatory tenders, exchanges, and capital changes) by telecopy shall be sent to DTC's Reorganization Department at (212) 709-1093 or (212)  709-1094,  and receipt of
such notices shall be confirmed by telephoning (212) 709-6884. Notices to DTC pursuant to the above by mail or by any other means shall be sent to:

                                    Manager; Reorganization Department
                                    Reorganization Window
                                    The Depository Trust Company
                                    7 Hanover Square; 23rd Floor
                                    New York, NY 10004-2695

         5. All notices and payment advices sent to DTC shall contain the CUSIP number of the Securities.

         6. Trustee shall send DTC written notice with respect to the dollar amount per $1000 original face value (or other minimum authorized denomination if less than $1000 face value) payable on each payment date allocated as to the interest and principal portions thereof preferably 5, but not less than 2, business days prior to such payment date. Such notices which shall also contain the current pool factor and Trustee contact's name and telephone number shall be sent by telecopy to DTC's Dividend Department at (212) 709-1723, or if by mail or by any other means to:

                                    Manager; Announcements
                                    Dividend Department
                                    The Depository Trust Company
                                    7 Hanover Square; 22nd Floor
                                    New York, NY  10004-2695

         7. [Note: Issuer must represent one of the following, and cross out the other:] [The interest accrual period is record date to record date.] [The interest accrual period is payment date to payment date.]

         8. Interest payments and principal payments that are part of periodic principal-and-interest payments shall be received by Cede & Co., as nominee of DTC, or its registered assigns in same-day funds on each payment date (or the equivalent in accordance with existing arrangements between Issuer or Trustee and DTC). Such payments shall be made payable to the order of Cede & Co. Absent any other existing arrangements, such payments shall be addressed as follows:

                                    Manager; Cash Receipts
                                    Dividend Department
                                    The Depository Trust Company
                                    7 Hanover Square; 24th Floor
                                    New York, NY 10004-2695

         9. [Note: Issuer must represent one of the following, and cross out the other:]

         Securities Eligible for DTC's Same-Day Funds Settlement
("SDFS") System.
         Other principal payments (redemption payments) shall be made in same-day funds by Trustee in the manner set forth in the SDFS Paying Agent Operating Procedures, a copy of which previously has been furnished to Trustee.

         10. DTC may direct Issuer or Trustee in writing to use any other number or address as the number or address to which notices or payments of interest or principal may be sent.

         11. In the event of a redemption, acceleration, or any other similar transaction (e.g., tender made and accepted in response to Issuer's or Trustee's invitation) necessitating a reduction in the aggregate principal amount of Securities outstanding or an advance refunding of part of the Securities outstanding other than as a result of quarterly amortization DTC, in its discretion: (a) may request the Trust to issue and the Trustee shall authenticate a new Security certificate; or (b) may make an appropriate notation on the Security certificate indicating the date and amount of such reduction in principal except in the case of final maturity; in which case the certificate will be presented to Trustee prior to payment, if required.

         12. In the event that beneficial owners of Securities shall be able to obtain certificated Securities, Issuer or Trustee shall notify DTC of the availability of certificates. In such event the Trust shall issue and the Trustee shall transfer, and exchange certificates in appropriate amounts, as required by DTC and others.

         13. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Trustee (at which time DTC will confirm with Trustee the aggregate principal amount of Securities outstanding). Under such circumstances, at DTC's request Trustee shall cooperate fully with DTC by taking appropriate action to make available one or more separate certificates evidencing Securities to any DTC Participant having Securities credited to its DTC accounts.

         14. Issuer: (a) understands that DTC has no obligation to, and will not, communicate to its Participants or to any person having an interest in the Securities any information contained in the Security certificate(s); and (b) acknowledges that neither DTC's Participants nor any person having an interest in the Securities shall be deemed to have notice of the provisions of the Security certificates by virtue of submission of such certificate(s) to DTC.
         15.   Nothing herein shall be deemed to require Trustee to

advance funds on behalf of Issuer.

         16. If (a) the Administrator advises the Trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the Notes and the Administrator is unable to locate a qualified successor, (b) the Administrator, at its option, advises the Trustee in writing that it elects to terminate the book-entry system with respect to the Notes through DTC or a successor thereto or (c) after the occurrence of an Event of Default, the Note Owners advise DTC in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of the Note Owners, then the Clearing Agency shall notify the Participants that have an interest in the Notes and the Trustee, of the occurrence of any such event and of the availability of the Note representing the Notes ("Definitive Notes").

         In the event of (a), (b) or (c) above and upon surrender by DTC of the typewritten Notes representing the Book-Entry Notes, accompanied by registration instructions, the Issuer shall execute and, upon Issuer order, the Trustee shall authenticate the Definitive Notes in accordance with the instructions of DTC (or a successor thereto). None of the Issuer, the Note Registrar, DTC or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of the Definitive Notes, the Trustee shall recognize the holders of record of the Definitive Notes as Noteholders.





BWNY2/373294.1/11830/00274/3721 August 6, 1996
                                                         2

         17. This Letter of Representations shall be binding upon and inure to the benefit of the parties hereto and their respective personal representatives, successors and assigns, except that, without the prior written consent of the Trustee, the Issuer or the Administrator may not assign or delegate any of their respective rights or obligations hereunder.

         18. This Letter of Representations may be executed in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same agreement.

Notes:                                                  Very truly yours, SMS STUDENT LOAN TRUST 1996-A
A.  If there is a Trustee (as defined in this Letter of By:  The First National Bank of Chicago, not in
Representations) Trustee as well as Issuer must sign    its individual capacity but solely as Eligible
this Letter.  If there is no Trustee, in signing this   Lender Trustee under the Trust Agreement
Letter Issuer itself undertakes to perform all of the
obligations set forth herein.
B.  Schedule B contains statements that DTC believes    By: /s/ Jeffrey L. Kinney
accurately describe DTC, the method of effecting book-                        (Authorized Officer's Signature)
entry transfers of securities distributed through DTC,  Bankers Trust Company, not in its individual
and certain related matters.                            capacity but solely as Trustee
                                                                                   (Trustee)
                                                        By: /s/ John Wallace
                                                                 (Authorized Officer's Signature)
Received and Accepted:
THE DEPOSITORY TRUST COMPANY                            SECONDARY MARKET SERVICES, INC.
                                                          as Administrator
By: /s/ Richard B. Nessen
                                                        By: /s/ Cheryl E. Watson


cc:  Underwriter CS First Boston Corporation
     Underwriter's Counsel Brown & Wood






BWNY2/373294.1/11830/00274/3721 August 6, 1996
                                                                 3

                              SCHEDULE A
                           Class A-1 Notes

CUSIP        Principal Amount        Maturity Date            Interest Rate
784582AJ7       $194,576,000      October 27, 2023           Floating based
                                                                on 91-day
                                                             Treasury bills








BWNY2/373294.1/11830/00274/3721 August 6, 1996
                                                                 4

                       Principal and Income Payments Rider

         1. This Rider supersedes any contradictory language set forth in the Letter of Representations to which it is appended.

       2.       With respect to principal and income payments in the Securities:

        A. DTC shall receive all dividend and interest payments on payable date in same-day funds by 2:30 p.m. ET (Eastern Time).

         B. Issuer agrees that it or Agent shall provide dividend and interest payment information to a standard announcement service subscribed to by DTC. In the unlikely event that no such service exists, Issuer agrees that it or Agent shall provide this information directly to DTC in advance of the dividend or interest record date as soon as the information is available.

                  This information should be conveyed directly to DTC electronically. If electronic transmission is not possible, such information should be conveyed by telephone or facsimile transmission to:

                  The Depository Trust Company
                  Manager, Announcements
                  Dividend Department
                  7 Hanover Square, 22nd Floor
                  New York, NY 10004

                  Phone: (212) 709-1270
                  Fax: (212) 709-1723, 1686

         C. Issuer agrees that for dividend and interest payments, it or Agent shall provide automated notification of CUSIP-level detail to the depository no later than noon ET on the payment date.

         D.       DTC shall receive maturity and redemption payments and CUSIP-
                 level detail on the payable date in same-day funds by 2:30 p.m.
                  ET.  Absent any other arrangements between Agent and DTC, such payments shall be wired according to the following instructions:

                  Chemical Bank
                  ABA 021000128
                  For credit to A/C Depository Trust Company
                  Redemption Account 066-027306

                  in accordance  with  existing  SDFS payment  procedures in the manner set forth in DTC's SDFS Paying Agent Operating Procedures a copy of which has previously been furnished to Agent.

         E.       DTC shall receive all other payments and CUSIP-level detail resulting from corporate actions (such as tender offers or mergers) on the first payable date in same-day funds by 2:30 p.m.
                  ET.  Absent any other arrangements between the Agent and DTC, such payments shall be wired to the following address:

                  Chemical Bank
                  ABA 021000128
                  For credit to A/C Depository Trust Company
                  Reorganization Account 066-027608






BWNY2/373294.1/11830/00274/3721 August 6, 1996
                                                                 5

                                           EXHIBIT B-2

               BOOK-ENTRY-ONLY COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)
                             (WITHOUT OWNER OPTION TO REDEEM)/
                OTHER ASSET-BACKED SECURITIES/AND PASS-THROUGH CERTIFICATES

                                      Letter of Representations
                                [To be Completed by Issuer and Trustee]

                                       SMS STUDENT LOAN TRUST 1996-A
                                              [Name of Issuer|

                                             BANKERS TRUST COMPANY
                                               [Name of Trustee|


                                                April 29, 1996
                                                    (Date)


Attention: General Counsel's Office
The Depository Trust Company
55 Water Street; 49th Floor
New York, NY 10041-0099

                  Re:      $79,098,000 Class A-2 Floating Rate Asset Backed

                           Senior Notes


                                                            (Issue Description)

Ladies and Gentlemen:

         This letter sets forth our understanding with respect to certain matters relating to the above-referenced issue (the "Securities"). Trustee will act as trustee with respect to the Securities pursuant to a trust indenture dated as of April 1, 1996 (the "Document") between SMS Student Loan Trust 1996-A (the "Issuer") or (the "Trust") and Bankers Trust Company, as indenture trustee (the "Trustee"). The Issuer has entered into certain agreements in connection with the issuance of the Class




BWNY2/373285.1/11830/00274/3721 August 6, 1996
                                                         1

A-2 Floating Rate Asset-Backed Senior Notes (the "Notes"), including a Loan Sale Agreement dated as of April 1, 1996 (the "Loan Sale Agreement"), among the Issuer, USA Group Secondary Market Services, Inc., as seller (the "Seller"), NBD BANK, N.A., as trustee for the Seller, and the First National Bank of Chicago, as eligible lender trustee (the "Eligible Lender Trustee"); the Servicing Agreement dated as of April 1, 1996, (the "Servicing Agreement"), among the Issuer, USA Group Loan Services, Inc., as servicer (the "Servicer"), the Seller and the Eligible Lender Trustee; and the Administration Agreement dated as of April 1, 1996 (the "Administration Agreement"), among the Issuer, the Trustee and the Seller, as administrator (the "Administrator"). The term "Securities", as used herein, means the Notes. Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Loan Sale Agreement. CS First Boston Corporation is distributing the Securities through The Depository Trust Company ("DTC").
         To induce DTC to accept the Securities as eligible for deposit at DTC, and to act in accordance with its Rules with respect to the Securities, Issuer and Trustee make the following representations to DTC:
         1. Prior to closing on the Securities on April 29, 1996,there shall be deposited with DTC one Security certificate registered in the name of DTC's nominee, Cede &. Co., for each stated maturity of the Securities in the face amounts set forth on Schedule A hereto, the total of which represents 100% of the principal amount of such Securities. If, however, the aggregate principal amount of any maturity exceeds $150 million, one certificate will be issued with respect to each $150 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount. Each $150 million certificate shall bear the following legend:

                  Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         2. In the event of any solicitation of consents from or voting by holders of the Securities, Issuer or Trustee shall establish a record date for such purposes (with no provision for revocation of consents or votes by subsequent holders) and shall, to the extent reasonably possible, send notice of such record date to DTC not less than 15 calendar days in advance of such record date. Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Reorganization Department at (212) 709 6896 or (212) 709-6897, and receipt of such notices shall be confirmed by telephoning (212) 709-6870. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent to DTC's Reorganization Department as indicated in Paragraph 4.

         3. In the event of a full or partial redemption other than as a result of quarterly amortization, Issuer, Administrator or Trustee shall send a notice to DTC specifying: (a) the amount of the redemption or refunding; (b) in the case of a refunding, the maturity date(s) established under the refunding; and
(c) the date such notice is to be mailed to Security holders or published (the "Publication Date"). Such notice shall be sent to DTC by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business on the business day before or, if possible, two business days before the Publication Date. Issuer or Trustee shall forward such notice either in a separate secure transmission for each CUSIP number or in a secure transmission for multiple CUSIP numbers (if applicable) which includes a manifest or list of each CUSIP number submitted in that transmission. (The party sending such notice shall have a method to verify subsequently the use of such means and the timeliness of such notice.) The Publication Date shall be not less than 20 days nor more than 60 days prior to the redemption date or, in the case of an advance refunding, the date that the proceeds are deposited in escrow. Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Call Notification Department at (516) 227-4039 or (516) 227-4190. If the party sending the notice does not receive a telecopy receipt from DTC confirming that the notice has been received, such party shall telephone
(516) 227-4070. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent to:

                      Manager; Call Notification Department
                                            The Depository Trust Company
                                            711 Stewart Avenue
                                            Garden City, NY 11530-4719

         4. In the event of an invitation to tender the Securities, notice by Issuer or Trustee to Security holders specifying the terms of the tender and the Publication Date of such notice shall be sent to DTC by a secure means in the manner set forth in the preceding Paragraph. Notices to DTC pursuant to this Paragraph and notices of other corporate actions (including mandatory tenders, exchanges, and capital changes) by telecopy shall be sent to DTC's Reorganization Department at (212) 709-1093 or (212) 709-1094, and receipt of such notices shall be confirmed by telephoning (212) 709-6884. Notices to DTC pursuant to the above by mail or by any other means shall be sent to:

                                    Manager; Reorganization Department
                                    Reorganization Window
                                    The Depository Trust Company
                                    7 Hanover Square; 23rd Floor
                                    New York, NY 10004-2695

         5. All notices and payment advices sent to DTC shall contain the CUSIP number of the Securities.

         6. Trustee shall send DTC written notice with respect to the dollar amount per $1000 original face value (or other minimum authorized denomination if less than $1000 face value) payable on each payment date allocated as to the interest and principal portions thereof preferably 5 but not less than 2 business days prior to such payment date. Such notices which shall also contain the current pool factor and Trustee contacts name and telephone number shall be sent by telecopy to DTC's Dividend Department at (212) 709-1723 or if by mail or by any other means to:

                                    Manager; Announcements
                                    Dividend Department
                                    The Depository Trust Company
                                    7 Hanover Square; 22nd Floor
                                    New York, NY  10004-2695
         7. [Note: Issuer must represent one of the following, and cross out the other:] [The interest accrual period is record date to record date.] [The interest accrual period is payment date to payment date.]

         8. Interest payments and principal payments that are part of periodic principal-and-interest payments shall be received by Cede & Co. as nominee of DTC or its registered assigns in same-day funds on each payment date (or the equivalent in accordance with existing arrangements between Issuer or Trustee and DTC). Such payments shall be made payable to the order of Cede & Co. Absent any other existing arrangements such payments shall be addressed as follows:

                                    Manager; Cash Receipts
                                    Dividend Department
                                    The Depository Trust Company
                                    7 Hanover Square; 24th Floor
                                    New York NY 10004-2695

         9. [Note: Issuer must represent one of the following, and cross out the other:]

         Securities Eligible for DTC's Same-Day Funds Settlement
("SDFS") System.
         Other principal payments (redemption payments) shall be made in same day funds by trustee in the manner set forth in the SDFS Paying Agent Operating Procedures a copy of which previously has been furnished to Trustee.

         10. DTC may direct Issuer or Trustee in writing to use any other number or address as the number or address to which notices or payments of interest or principal may be sent.

         11. In the event of a redemption, acceleration, or any other similar transaction (e.g., tender made and accepted in response to Issuer's or Trustee's invitation) necessitating a reduction in the aggregate principal amount of Securities outstanding or an advance refunding of part of the Securities outstanding other than as a result of quarterly amortization DTC, in its discretion: (a) may request the Trust to issue and the Trustee shall authenticate a new Security certificate; or (b) may make an appropriate notation on the Security the Trustee certificate indicating the date and amount of such reduction in principal except in the case of final maturity, in which case the certificate will be presented to Trustee prior to payment, if required.

         12. In the event that beneficial owners of Securities shall be able to obtain certificated Securities, Issuer or Trustee shall notify DTC of the availability of certificates. In such event the Trust, shall issue and the Trustee shall transfer, and exchange certificates in appropriate amounts, as required by DTC and others.

         13. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Trustee (at which time DTC will confirm with Trustee the aggregate principal amount of Securities outstanding). Under such circumstances, at DTC's request Trustee shall cooperate fully with DTC by taking appropriate action to make available one or more separate certificates evidencing Securities to any DTC Participant having Securities credited to its DTC accounts.

         14. Issuer: (a) understands that DTC has no obligation to, and will not, communicate to its Participants or to any person having an interest in the Securities any information contained in the Security certificate(s); and (b) acknowledges that neither DTC's Participants nor any person having an interest in the Securities shall be deemed to have notice of the provisions of the Security certificate by virtue of submission of such certificate(s) to DTC.


         15. Nothing herein shall be deemed to require Trustee to advance funds on behalf of Issuer.

         16. If (a) the Administrator advises the Trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the Notes and the Administrator is unable to locate a qualified successor, (b) the Administrator, at its option, advises the Trustee in writing that it elects to terminate the book-entry system with respect to the Notes through DTC or a successor thereto or (c) after the occurrence of an Event of Default, the Note Owners advise DTC in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of the Note Owners, then the Clearing Agency shall notify the Participants that have an interest in the Notes and the Trustee, of the occurrence of any such event and of the availability of the Note representing the Notes ("Definitive Notes").

         In the event of (a), (b) or (c) above and upon surrender by DTC of the typewritten Notes representing the Book-Entry Notes, accompanied by registration instructions, the Issuer shall execute and, upon Issuer order, the Trustee shall authenticate the Definitive Notes in accordance with the instructions of DTC (or a successor thereto). None of the Issuer, the Note Registrar, DTC or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of the Definitive Notes, the Trustee shall recognize the holders of record of the Definitive Notes as Noteholders.

         17. This Letter of Representations shall be binding upon and inure to the benefit of the parties hereto and their respective personal representatives, successors and assigns, except that, without the prior written consent of the Trustee, the Issuer or the Administrator may not assign or delegate any of their respective rights or obligations hereunder.

         18. This Letter of Representations may be executed in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same agreement.

Notes:                                                  Very truly yours, SMS STUDENT LOAN TRUST 1996-A
A.  If there is a Trustee (as defined in this Letter of By:  The First National Bank of Chicago, not in
Representations) Trustee as well as Issuer must sign    its individual capacity but solely as Eligible
this Letter.  If there is no Trustee, in signing this   Lender Trustee under the Trust Agreement
Letter Issuer itself undertakes or perform all of the                                     (Issuer)
obligations set forth herein.
B.  Schedule B contains statements that DTC believes    By: /s/ Jeffrey L. Kinney
accurately describe DTD, the method of effecting book-                        (Authorized Officer's Signature)
entry transfers of securities distributed through DTC,  Bankers Company, not in its individual
and certain related matters.                            capacity but solely as Trustee
                                                                                   (Trustee)
                                                        By: /s/ John Wallace
                                                                              (Authorized Officer's Signature)
Received and Accepted:
THE DEPOSITORY TRUST COMPANY                            SECONDARY MARKET SERVICES, INC.
                                                        as Administrator
By: /s/ Richard B. Nessen
                                                        By: /s/ Cheryl E. Watson


cc:  Underwriter CS First Boston Corporation
   Underwriter Counsel Brown & Wood






BWNY2/373285.1/11830/00274/3721 August 6, 1996
                                                                 2

                                          Principal and Income Payments Rider

         1. This Rider supersedes any contradictory language set forth in the Letter of Representations to which it is appended.

         2.       With respect to principal and income payments in the
                  Securities:

                  A. DTC shall receive all dividend and interest payments on payable date in same-day funds by 2:30 p.m. ET (Eastern Time).

                  B. Issuer agrees that it or Agent shall provide dividend and interest payment information to a standard announcement service subscribed to by DTC. In the unlikely event that no such service exists, Issuer agrees that it or Agent shall provide this information directly to DTC in advance of the dividend or interest record date as soon as the information is available.

                           This information should be conveyed directly to DTC electronically. If electronic transmission is not possible, such information should be conveyed by telephone or facsimile transmission to:

                           The Depository Trust Company
                           Manager, Announcements
                           Dividend Department
                           7 Hanover Square, 22nd Floor
                           New York, NY 10004

                           Phone: (212) 709-1270
                           Fax: (212) 709-1723, 1686

                 C.       Issuer agrees that for dividend and interest payments,
                           it or Agent shall provide automated notification of CUSIP-level detail to the depository no later than noon ET on the payment date.

                 D.       DTC shall receive maturity and redemption payments and
                           CUSIP level detail on the payable date in same-day funds by 2:30 p.m. ET. Absent any other arrangements between Agent and DTC, such payments shall be wired according to the following instructions:

                           Chemical Bank
                           ABA 021000128
                           For credit to A/C Depository Trust Company Redemption Account 066-027306 in accordance with existing SDFS payment procedures in the manner set forth in DTC's SDFS Paying Agent Operating Procedures a copy of which has previously been furnished to Agent.

                  E. DTC shall receive all other payments and CUSIP-level detail resulting from corporate actions (such as tender offers or mergers) on the first payable date in
                           same-day funds by 2:30 p.m. ET. Absent any other arrangements between the Agent and DTC, such payments shall be wired to the following address:

                           Chemical Bank
                           ABA 021000128
                           For credit to A/C Depository Trust Company
                           Reorganization Account 066-027608






BWNY2/373285.1/11830/00274/3721 August 6, 1996
                                                           3

                                  SCHEDULE A
                                 Class A-2 Notes

CUSIP         Principal Amount     Maturity Date            Interest Rate

784582 AK4         $79,098,000  October 27, 2023           Floating based
                                                           on one-month
                                                              LIBOR








BWNY2/373285.1/11830/00274/3721 August 6, 1996
                                                           4

                                                                   EXHIBIT B-3

                BOOK-ENTRY-ONLY COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)
                                 (WITHOUT OWNER OPTION TO REDEEM)/
               OTHER ASSET-BACKED SECURITIES/AND PASS-THROUGH CERTIFICATES

                                    Letter of Representations
                              [To be Completed by Issuer and Trustee]

                    USA GROUP SECONDARY MARKET SERVICES, INC.
                                     [Name of Issuer]


                                    BANKERS TRUST COMPANY
                                       [Name of Trustee]


                                         April 29, 1996
                                            (Date)


Attention: General Counsel's Office
The Depository Trust Company
55 Water Street; 49th Floor
New York, NY 10041-0099

                  Re:      $9,826,000 Floating Rate Asset Backed Subordinate

                           Notes


                                                             (Issue Description)

Ladies and Gentlemen:

         This letter sets forth our understanding with respect to certain matters relating to the above-referenced issue (the "Securities"). Trustee will act as trustee with respect to the Securities pursuant to a trust indenture dated as of April 1, 1996 (the "Document") between SMS Student Loan Trust 1996-A (the "Issuer" or the "Trust") and Bankers Trust Company, as indenture trustee (the "Trustee"). The Issuer has entered into certain agreements in connection with the issuance of the Subordinate




BWNY2/373297.1/11830/00274/3721 August 6, 1996
                                                         1

Floating Rate Asset Backed Notes (the "Notes"), including a Loan Sale Agreement dated as of April 1, 1996 (the "Loan Sale Agreement"), among the Issuer, USA Group Secondary Market Services, Inc., as seller (the "Seller"), NBD BANK, N.A., as trustee for the Seller, and the First National Bank of Chicago, as eligible lender trustee (the "Eligible Lender Trustee"); the Servicing Agreement dated as of April 1, 1996, (the "Servicing Agreement"), among the Issuer, USA Group Loan Services, Inc., as servicer (the "Servicer"), the Seller and the Eligible Lender Trustee; and the Administration Agreement dated as of April 1, 1996 (the "Administration Agreement"), among the Issuer, the Trustee and the Seller, as administrator (the "Administrator"). The term "Securities", as used herein, means the Notes. Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Loan Sale Agreement. CS First Boston Corporation is distributing the Securities through The Depository Trust Company ("DTC").
         To induce DTC to accept the Securities as eligible for deposit at DTC, and to act in accordance with its Rules with respect to the Securities, Issuer and Trustee make the following representations to DTC:

         1. Prior to closing on the Securities on April 29, 1996, there shall be deposited with DTC one Security certificate registered in the name of DTC's nominee, Cede & Co., for each stated maturity of the Securities in the face amounts set forth on Schedule A hereto, the total of which represents 100% of the principal amount of such Securities. If, however, the aggregate principal amount of any maturity exceeds $150 million, one certificate will be issued with respect to each $150 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount. Each $150 million certificate shall bear the following legend:

                  Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         2. In the event of any solicitation of consents from or voting by holders of the Securities, Issuer or Trustee shall establish a record date for such purposes (with no provision for revocation of consents or votes by subsequent holders) and shall, to the extent reasonably possible, send notice of such record date to DTC not less than 15 calendar days in advance of such record date. Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Reorganization Department at (212) 709-6896 or (212) 709-6897, and receipt of such notices shall be confirmed by telephoning (212) 709-6870. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent to DTC's Reorganization Department as indicated in Paragraph 4.


         3. In the event of a full or partial redemption other than as a result of quarterly amortization, Issuer, Administrator Trustee shall send a notice to DTC specifying: (a) the amount of the redemption or refunding; (b) in the case of a refunding, the maturity date(s) established under the refunding; and (c) the date such notice is to be mailed to Security holders or published (the "Publication Date"). Such notice shall be sent to DTC by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business on the business day before or, if possible, two business days before the Publication Date. Issuer or Trustee shall forward such notice either in a separate secure transmission for each CUSIP number or in a secure transmission for multiple CUSIP numbers (if applicable) which includes a manifest or list of each CUSIP number submitted in that transmission. (The party sending such notice shall have a method to verify subsequently the use of such means and the timeliness of such notice.) The Publication Date shall be not less than 20 days nor more than 60 days prior to the redemption date or, in the case of an advance refunding, the date that the proceeds are deposited in escrow. Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Call Notification Department at (516) 227-4039 or (516) 227-4190. If the party sending the notice does not receive a telecopy receipt from DTC confirming that the notice has been received, such party shall telephone (516) 227-4070. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent to:

                                    Manager; Call Notification Department
                                    The Depository Trust Company
                                    711 Stewart Avenue
                                    Garden City, NY 11530-4719

         4. In the event of an invitation to tender the Securities, notice by Issuer or Trustee to Security holders specifying the terms of the tender and the Publication Date of such notice shall be sent to DTC by a secure means in the manner set forth in the preceding Paragraph. Notices to DTC pursuant to this Paragraph and notices of other corporate actions (including mandatory tenders, exchanges, and capital changes) by telecopy shall be sent to DTC's Reorganization Department at (212) 709-1093 or (212) 709-1094, and receipt of such notices shall be confirmed by telephoning (212) 709-6884. Notices to DTC pursuant to the above by mail or by any other means shall be sent to:

                                    Manager; Reorganization Department
                                    Reorganization Window
                                    The Depository Trust Company
                                    7 Hanover Square; 23rd Floor
                                    New York, NY 10004-2695

         5. All notices and payment advices sent to DTC shall contain the CUSIP number of the Securities.

         6. Trustee shall send DTC written notice with respect to the dollar amount per $1,000 original face value (or other minimum authorized denomination if less than $1,000 face value) payable on each payment date allocated as to the interest and principal portions thereof preferably 5 but not less than 2 business days prior to such payment date. Such notices, which shall also contain the current pool factor and Trustee contact's name and telephone number shall be sent by telecopy to DTC's Dividend Department at (212) 709-1723 or if by mail or by any other means to:

                                    Manager; Announcements
                                    Dividend Department
                                    The Depository Trust Company
                                    7 Hanover Square; 22nd Floor
                                    New York, NY  10004-2695

         7. [Note: Issuer must represent one of the following, and cross out the other:] [The interest accrual period is record date to record date.] [The interest accrual period is payment date to payment date.]

         8. Interest payments, and principal payments that are part of periodic principal-and-interest payments shall be received by Cede & Co., as nominee of DTC or its registered assigns in same-day funds on each payment date (or the equivalent in accordance with existing arrangements between Issuer or Trustee and DTC). Such payments shall be made payable to the order of Cede & Co. Absent any other existing arrangements, such payments shall be addressed as follows:

                                    Manager; Cash Receipts
                                    Dividend Department
                                    The Depository Trust Company
                                    7 Hanover Square; 24th Floor
                                    New York, NY 10004-2695

         9. [Note: Issuer must represent one of the following, and cross out the other:]

         Securities Eligible for DTC's Same-Day Funds Settlement
("SDFS") System.
         Other principal payments (redemption payments) shall be made in same-day funds by trustee in the manner set forth in the SDFS Paying Agent Operating Procedures, a copy of which previously has been furnished to Trustee.

         10. DTC may direct Issuer or Trustee in writing to use any other number or address as the number or address to which notices or payments of interest or principal may be sent.

         11. In the event of a redemption, acceleration, or any other similar transaction (e.g., tender made and accepted in response to Issuer's or Trustee's invitation) necessitating a reduction in the aggregate principal amount of Securities outstanding or an advance refunding of part of the Securities outstanding other than as a result of quarterly amortization DTC, in its discretion: (a) may request the Trust to issue and the Trustee shall authenticate a new Security certificate; or (b) may make an appropriate notation on the Security the Trustee certificate indicating the date and amount of such reduction in principal except in the case of final maturity; in which case the certificate will be presented to Trustee prior to payment, if required.

         12. In the event that beneficial owners of Securities shall be able to obtain certificate Securities, Issuer or Trustee shall notify DTC of the availability of certificates. In such event, the Trust shall issue and the Trustee shall transfer, and exchange certificates in appropriate amounts, as required by DTC and others.

         13. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Trustee (at which time DTC will confirm with Trustee the aggregate principal amount of Securities outstanding). Under such circumstances, at DTC's request Trustee shall cooperate fully with DTC by taking appropriate action to make available one or more separate certificates evidencing Securities to any DTC Participant having Securities credited to its DTC accounts.

         14. Issuer: (a) understands that DTC has no obligation to, and will not, communicate to its Participants or to any person having an interest in the Securities any information contained in the Security certificate(s); and (b) acknowledges that neither
DTC's Participants nor any person having an interest in the

Securities shall be deemed to have notice of the provisions of the Security certificates by virtue of submission of such certificate(s) to DTC.

         15. Nothing herein shall be deemed to require Trustee to advance funds on behalf of Issuer.

         16. If (a) the Administrator advises the Trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the Notes and the Administrator is unable to locate a qualified successor, (b) the Administrator, at its option, advises the Trustee in writing that it elects to terminate the book-entry system with respect to the Notes through DTC or a successor thereto or (c) after the occurrence of an Event of Default, the Note Owners advise DTC in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of the Note Owners, then the Clearing Agency shall notify the Participants that have an interest in the Notes and the Trustee, of the occurrence of any such event and of the availability of the Note representing the Notes ("Definitive Notes").

         In the event of (a), (b) or (c) above and upon surrender by
DTC of the typewritten Notes representing the Book-Entry Notes, accompanied by registration instructions, the Issuer shall execute and, upon Issuer order, the Trustee shall authenticate the Definitive Notes in accordance with the instructions of DTC (or a successor thereto). None of the Issuer, the Note Registrar, DTC or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of the Definitive Notes, the Trustee shall recognize the holders of record of the Definitive Notes as Noteholders.





BWNY2/373297.1/11830/00274/3721 August 6, 1996
                                                         2

         17. This Letter of Representations shall be binding upon and inure to the benefit of the parties hereto and their respective personal representatives, successors and assigns, except that, without the prior written consent of the Trustee, the Issuer or the Administrator may not assign or delegate any of their respective rights or obligations hereunder.

         18. This Letter of Representations may be executed in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same agreement.


Notes:                                                  Very truly yours, SMS STUDENT LOAN TRUST 1996-A
A.  If there is a Trustee (as defined in this Letter of By:  The First National Bank of Chicago, not in
Representations Trustee as well as Issuer must sign     its individual capacity but solely as Eligible
this Letter.  If there is no Trustee, in signing this   Lender Trustee under the Trust Agreement
Letter Issuer itself undertakes to perform all of the
obligations set forth herein.
B.  Schedule B contains statements that DTC believes    By: /s/ Jeffrey L. Kinney
accurately describe DTC, the method of effecting book-                                    (Issuer)
entry transfers of securities distributed through DTC,  Bankers Trust Company, not in its individual
and certain related matters.                            capacity but solely as Trustee
                                                                                   (Trustee)
                                                        By: /s/ John Wallace
                                                                              (Authorized Officer's Signature)
Received and Accepted:
THE DEPOSITORY TRUST COMPANY                            SECONDARY MARKET SERVICES, INC.
                                                        as Administrator
By: /s/ Richard B. Nessen
                                                        By: /s/ Cheryl E. Watson


cc:  Underwriter CS First Boston Corporation
     Underwriter Counsel Brown & Wood LLP






BWNY2/373297.1/11830/00274/3721 August 6, 1996
                                                                 3

                               SCHEDULE A
                          Subordinate Notes

CUSIP       Principal Amount        Maturity Date        Interest Rate
784582 AL2        $9,826,000       April 27, 2026       Floating based
                                                          on one-month
                                                              LIBOR








BWNY2/373297.1/11830/00274/3721 August 6, 1996
                                                                 4

                                          Principal and Income Payments Rider

         1. This Rider supersedes any contradictory language set forth in the Letter of Representations to which it is appended.

         2.       With respect to principal and income payments in the
                  Securities:

                  A. DTC shall receive all dividend and interest payments on payable date in same-day funds by 2:30 p.m. ET (Eastern Time).

                  B. Issuer agrees that it or Agent shall provide dividend and interest payment information to a standard announcement service subscribed to by DTC. In the unlikely event that no such service exists, Issuer agrees that it or Agent shall provide this information directly to DTC in advance of the dividend or interest record date as soon as the information is available.

                           This information should be conveyed directly to DTC electronically. If electronic transmission is not possible, such information should be conveyed by telephone or facsimile transmission to:

                           The Depository Trust Company
                           Manager, Announcements
                           Dividend Department
                           7 Hanover Square, 22nd Floor
                           New York, NY 10004

                           Phone: (212) 709-1270
                           Fax: (212) 709-1723, 1686

                 C.       Issuer agrees that for dividend and interest payments,
                           it or Agent shall provide automated notification of CUSIP-level detail to the depository no later than noon ET on the payment date.

                 D.       DTC shall receive maturity and redemption payments and
                           CUSIP-level detail on the payable date in same-day funds by 2:30 p.m. ET. Absent any other arrangements between Agent and DTC, such payments shall be wired according to the following instructions:

                           Chemical Bank
                           ABA 021000128
                           For credit to A/C Depository Trust Company Redemption Account 066-027306 in accordance with existing SDFS payment procedures in the manner set forth in DTC's SDFS Paying Agent Operating Procedures a copy of which has previously been furnished to Agent.

                  E. DTC shall receive all other payments and CUSIP-level detail resulting from corporate actions (such as tender offers or mergers) on the first payable date in
                           same-day funds by 2:30 p.m. ET. Absent any other arrangements between the Agent and DTC, such payments shall be wired to the following address:

                           Chemical Bank
                           ABA 021000128
                           For credit to A/C Depository Trust Company
                           Reorganization Account 066-027608






BWNY2/373297.1/11830/00274/3721 August 6, 1996
                                                           5

              REPRESENTATIONS FOR DEPOSIT/WITHDRAWAL AT CUSTODIAN ("DWAC") --
                      to be included in DTC Letter of Representations

         The Security certificate(s) shall remain in Trustee's custody as a "Balance Certificate" subject to the provisions of the Balance Certificate Agreement between Trustee and DTC currently in effect.

         On each day on which Trustee is open for business and on which it receives an instruction originated by a Participant through DTC's Deposit/ Withdrawal at Custodian ("DWAC") system to increase the Participant's account by a specified number of shares, units or obligations (a "Deposit Instruction"), Trustee shall, before 6:30 p.m. (Eastern Time) that day, either approve or cancel the Deposit Instruction through the DWAC system.

         On each day on which "Trustee" is open for business and on which it receives an instruction originated by a Participant through the DWAC system to decrease the Participant's account by a specified number of shares, units, or obligations (a "Withdrawal Instruction"), Trustee shall, before 6:30 p.m. (Eastern Time) that day, either approve or cancel the Withdrawal Instruction through the DWAC system.

         Trustee agrees that its approval of a Deposit or Withdrawal Instruction shall be deemed to be the receipt by DTC of a new, reissued or reregistered certificated security on registration of transfer to the name of Cede & Co. for the quantity of Securities evidenced by the Balance Certificate after the Deposit or Withdrawal Instruction is effected.





BWNY2/373297.1/11830/00274/3721 August 6, 1996
                                                           6

                                             SMS Student Loan Trust 1996-A
                     $9,926,000 Floating Rate Asset Backed Subordinated Notes

         The Bankers Trust Company, as Trustee with respect to the Securities described herein, is an approved participant in DTC's "FAST" system (FAST No.
0933). Accordingly, Bankers Trust Company will take physical delivery of one definitive note, registered in the name of the DTC's nominee, Cede & Co., for each stated maturity of such Securities in the face amounts set forth on Schedule A hereto.




BWNY2/373297.1/11830/00274/3721 August 6, 1996
                                                           7

                           REPRESENTATIONS FOR RULE 144A SECURITIES --
                      to be included in DTC Letter of Representations



         1. Issuer represents that at the time of initial registration in the name of DTC's nominee, Cede & Co., the Securities were Legally or Contractually Restricted Securities eligible for transfer under Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and identified by a CUSIP or CINS identification number that was different from any CUSIP or CINS number assigned to any securities of the same class that were not Legally or Contractually Restricted Securities. Issuer shall ensure that a CUSIP or CINS identification number is obtained for all unrestricted securities of the same class that is different from any CUSIP or CINS identification number assigned to a Legally or Contractually Restricted Security of such class, and shall notify DTC promptly in the event that it is unable to do so. Issuer represents that it has agreed to comply with all applicable information requirements of Rule 144A.

         2. Issuer represents that the Securities are [Note: Issuer must represent one of the following, and may cross out the other]

[an issue of nonconvertible debt securities or nonconvertible preferred stock which is rated in one of the top four categories by a nationally recognized statistical rating organization ("Investment-Grade Securities").]

         3.       If the Securities are not Investment-Grade Securities,
Issuer and Trustee acknowledge that if such Securities cease to be included in an SRO Rule 144A System during any period in which such Securities are Legally or Contractually Restricted Securities, such Securities shall no longer be eligible for DTC's services. Furthermore, DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Trustee. Under any of the aforementioned circumstances, at DTC's request, Issuer and Trustee shall cooperate fully with DTC by taking appropriate action to make available one or more separate certificates evidencing Securities to any Participant having Securities credited to its DTC accounts.

         4.       Issuer and Trustee acknowledge that so long as Cede & Co.
is a record owner of the Securities, Cede & Co. shall be entitled to all applicable voting rights and to receive the full amount of all distributions payable with respect thereto.  Issuer and Trustee acknowledge that DTC shall treat any DTC Participant ("Participant") having Securities credited to its DTC accounts as entitled to the full benefits of ownership of such Securities. Without limiting the generality of the preceding sentence, Issuer and Trustee acknowledge that DTC shall treat any Participant having Securities credited to its DTC accounts as entitled to receive distributions (and voting rights, if any) in respect of Securities, and to receive from DTC certificates evidencing Securities. Issuer and Trustee recognize that DTC does not in any way undertake to, and shall not have any responsibility to, monitor or ascertain the compliance of any transactions in the Securities with any of the provisions: (a) of Rule 144A; (b) of other exemptions from registration under the Securities Act or of any other state or federal securities laws; or (c) of the offering documents.

- - - --------
         A "Legally Restricted Security" is a security that is a restricted security, as defined in Rule 144(a)(3). A "Contractually Restricted Security" is a security that upon issuance and continually thereafter can only be sold pursuant to Regulation S under the Securities Act, Rule 144A, Rule 144, or in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4 of the Securities Act and not involving any public offering; provided, however, that once the security is sold pursuant to the provisions of Rule 144, including Rule 144(k), it will thereby cease to be a "Contractually Restricted Security." For purposes of this definition, in order for a depositary receipt to be considered a "Legally or Contractually Restricted Security," the underlying security must also be a "Legally or Contractually Restricted Security."




BWNY2/373297.1/11830/00274/3721 August 6, 1996
                                                           8

                                                          EXHIBIT C
                                                          TO THE INDENTURE




                         FORM OF TRANSFEROR CERTIFICATE

                                     [DATE]


USA Group Secondary Market Services, Inc.
11100 USA Parkway
Fishers, Indiana 46038

The First National Bank of Chicago
One First National Plaza
Chicago, Illinois 60670

Bankers Trust Company
4 Albany Street
New York, New York  10006

                  Re:      SMS Student Loan Trust 1996-A
                           Floating Rate Asset Backed Subordinate Notes

Ladies and Gentlemen:

         In connection with our disposition of the above-referenced Floating Rate Asset Backed Subordinate Notes (the "Notes") we certify that (a) we understand that the Notes have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being transferred by us in a transaction that is exempt from the registration requirements of the Act and (b) we have not offered or sold any Notes to, or solicited offers to buy any Notes from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act.

                                                     Very truly yours,

                                                     [NAME OF TRANSFEROR]

                                                     By:
                                      Name:
                                     Title:

                                                                 EXHIBIT D

                            FORM OF INVESTMENT LETTER

BWNY2/324918.5/11830/00274/1946
                                       D-1

USA Group Secondary Market Services, Inc.
11100 USA Parkway
Fishers, Indiana 46038

The First National Bank of Chicago
One First National Plaza
Chicago, Illinois 60670

Bankers Trust Company
4 Albany Street
New York, New York  10006


Ladies and Gentlemen:

         In connection with our proposed purchase of $ aggregate principal amount of Floating Rate Asset Backed Subordinate Notes (the "Securities") of SMS Student Loan Trust 1996-A (the "Issuer"), we confirm that:

                  1. We understand that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in the following sentence. We understand and agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, (x) that such Securities are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and (y) that such Securities may be resold, pledged or transferred only (i) to USA Group Secondary Market Services, Inc. (the "Seller") or (ii) to a person whom the transferor of the Securities reasonably believes after due inquiry is a QIB acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are QIBs) and in reliance on, and to whom notice is given that the sale, pledge or transfer is being made in reliance on, Rule 144A or on another exemption from registration under the Securities Act; provided, that, in the event that reliance is made on an exemption from registration under the Securities Act other than Rule 144A, the prospective transferee shall have provided a written opinion of counsel (which will not be at the expense of the Indenture Trustee or the Seller) satisfactory to each to the effect that such transfer will not violate the Securities Act. We will notify any purchaser of the Security from us of the above resale restrictions, if then applicable. We further understand that in connection with any transfer of the Security by us that the Seller and the Indenture Trustee may request, and if so requested we will furnish such certificates and other information as they may reasonably require to confirm that any such transfer complies with the

BWNY2/324918.5/11830/00274/1946
                                       D-2
foregoing restrictions. We understand that no sale, pledge or other transfer may be made to any one person of Securities with a face amount of less than $250,000 and, in the case of any person acting on behalf of one or more third parties (other than a bank (as defined in Section 3(a)((2) of the Securities Act) acting in its fiduciary capacity), of Securities with a face amount of less than $250,000 for each such third party.

                  2. We are a "qualified institutional buyer" as defined under Rule 144A under the Securities Act and are acquiring the Security for our own account (and not for the account of others) or as a fiduciary or agent for others (which others also are "qualified institutional buyers"). We are familiar with Rule 144A under the Securities Act and are aware that the seller of the Security and other parties intend to rely on the statements made herein and the exemption from the registration requirements of the Securities Act provided by Rule 144A or (if, as set forth above, appropriate certifications are made and an opinion of counsel given) another exemption from registration under the Securities Act.

                  3. With respect to any purchaser that is a partnership, grantor trust or S corporation ("Flow-Through Entity") for federal income tax purposes, less than 50% of the value of the Flow-Through Entity is attributable to the Securities and such Flow-Through Entity makes no special allocation of any item of income, gain, loss, or credit attributable to the Securities to one or more of beneficial owners of such Flow-Through Entity.

                  4. We understand that the Seller, the Issuer, CS First Boston Corporation ("First Boston") and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements, and we agree that if any of the acknowledgments, representations and warranties deemed to have been made by us by our purchase of the Securities, for our own account or for one or more accounts as to each of which we exercise sole investment discretion, are no longer accurate, we shall promptly notify the Seller and First Boston.


BWNY2/324918.5/11830/00274/1946
                                       D-3

                  5. You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                             Very truly yours,

                                             [NAME OF PURCHASER]

                                              By:     ______________________
                                              Name:   ______________________
                                              Title:  ______________________
                                              Date:   ______________________


BWNY2/324918.5/11830/00274/1946
                                       D-4

                             CROSS-REFERENCE TABLE*

TIA                                                              Indenture
Section                                                          Section

      310(a)(1).............................................     6.11
           (a)(2)...........................................     6.11
           (a)(3)...........................................     6.10
           (a)(4)...........................................     N.A.**
           (a)(4)...........................................     6.11
           (b)        ......................................     6.08;
                                                                 6.10; 6.11
           (c)        ......................................     N.A.
      311(a)          ......................................     6.11
           (b)        ......................................     6.11
           (c)        ......................................     N.A.
      312(a)          ......................................     7.01;
                                                                 7.02(a)
           (b)        ......................................     7.02(b)
           (c)        ......................................     7.02(c)
      313(a)          ......................................     6.06
           (b)        ......................................     6.06
           (c)        ......................................     11.05
           (d)        ......................................     6.06
      314(a)          ......................................     3.09; 7.03
           (b)        ......................................     3.06
           (c)        ......................................     2.09; 4.01
                                                                 11.01
           (d)        ......................................     2.09;
                                                                 11.01
           (e)        ......................................     11.01
           (f)        ......................................     3.09
      315(a)          ......................................     6.01
           (b)        ......................................     6.05
           (c)        ......................................     6.01
           (d)        ......................................     6.01
           (e)        ......................................     5.13
      316(a)(1)(A)..........................................     5.11
           (a)(1)(B)........................................     5.12
           (a)(2)...........................................     N.A.
           (b)        ......................................     5.07
           (c)        ......................................     1.01
      317(a)          ......................................     5.03
           (b)        ......................................     3.03
      318(a)          ......................................     11.07

- - - --------
*        Note:  This Cross-Reference Table shall not, for any
         purpose, be deemed to be part of the Indenture.
**      N.A. means Not Applicable.

BWNY2/324918.5/11830/00274/1946
                                       D-5